EXHIBIT 10.66

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                  AMENDED AND RESTATED WAREHOUSE NOTE PURCHASE
                             AND SECURITY AGREEMENT

                                      among

                                NHELP-III, INC.,
                                  as the Issuer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as the Trustee

                                       and

                          DELAWARE FUNDING COMPANY LLC,
                               as a Note Purchaser

                                       and

                      PARK AVENUE RECEIVABLES COMPANY LLC,
                               as a Note Purchaser

                                       and

                        THREE RIVERS FUNDING CORPORATION,
                               as a Note Purchaser

                                       and

                              JPMORGAN CHASE BANK,
               as DFC Agent, PARCO Agent and Administrative Agent

                                       and

                               MELLON BANK, N.A.,
                                  as TRFC Agent

                            Dated as of March 1, 2004

                                U.S. $450,000,000

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

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.     Certain Defined Terms........................................2
Section 1.02.     Other Terms.................................................23
Section 1.03.     Computation of Time Periods.................................23


                                   ARTICLE II
                                  THE FACILITY

Section 2.01.     Note Issuances and Purchases................................23
Section 2.02.     The Initial Note Issuance and Subsequent Note Issuances.....24
Section 2.03.     Termination or Reduction of the Facility Limit..............25
Section 2.04.     Collection Account..........................................25
Section 2.05.     Transfers from Collection Account...........................26
Section 2.06.     Cash Reserve Account........................................27
Section 2.07.     Transfers from the Cash Reserve Account.....................28
Section 2.08.     Management of Collection Account and Cash Reserve Account...28
Section 2.09.     Pledged Collateral Assignment of the Transaction Documents..29
Section 2.10.     Grant of a Security Interest................................29
Section 2.11.     Evidence of Debt............................................30
Section 2.12.     Special Provisions Governing Note Purchases.................30
Section 2.13.     Payments by the Issuer......................................30
Section 2.14.     Payment of Stamp Taxes, Etc.................................31
Section 2.15.     Sharing of Payments, Etc....................................31
Section 2.16.     Yield Protection............................................31


                                   ARTICLE III
                                    THE NOTES

Section 3.01.     Form of Notes Generally.....................................33
Section 3.02.     Securities Legend...........................................34
Section 3.03.     Priority....................................................34
Section 3.04.     Execution, Delivery and Dating..............................35
Section 3.05.     Registration, Registration of Transfer and Exchange,
                  Transfer Restrictions.......................................35
Section 3.06.     Mutilated, Destroyed, Lost and Stolen Notes.................36
Section 3.07.     Persons Deemed Owners.......................................37
Section 3.08.     Cancellation................................................37

                                   ARTICLE IV
                          CONDITIONS TO NOTE PURCHASES

Section 4.01.     Conditions Precedent to Initial Issuance....................37
Section 4.02.     Conditions Precedent to All Note Purchases..................37


                                    ARTICLE V

REPRESENTATIONS AND WARRANTIES................................................38


                                   ARTICLE VI
                         GENERAL COVENANTS OF THE ISSUER

Section 6.01.     General Covenants...........................................40
Section 6.02.     Acquisition, Collection and Assignment of Student Loans.....45
Section 6.03.     Enforcement of Financed Loans...............................45
Section 6.04.     Enforcement of Servicing Agreements.........................46
Section 6.05.     Administration and Collection of Financed Loans.............46
Section 6.06.     Amendment of Form of Sale and Purchase Agreement............46
Section 6.07.     Custodian...................................................46
Section 6.08.     Prepayments and Refinancing.................................46
Section 6.09.     Periodic Reporting..........................................47
Section 6.10.     UCC Matters; Protection and Perfection of Pledged
                  Collateral; Delivery of Documents...........................47
Section 6.11.     Obligations of the Issuer With Respect to
                  Pledged Collateral..........................................48
Section 6.12.     Collateral Call.............................................48
Section 6.13.     Guarantor Limitations.......................................49


                                   ARTICLE VII

EVENTS OF DEFAULT.............................................................49


                                  ARTICLE VIII
                                     TRUSTEE

Section 8.01.     Acceptance of Trust.........................................51
Section 8.02.     Trustee's Right to Reliance.................................52
Section 8.03.     Compensation of Trustee.....................................53
Section 8.04.     Resignation of Trustee......................................53
Section 8.05.     Removal of Trustee..........................................53
Section 8.06.     Successor Trustee...........................................53
Section 8.07.     Manner of Vesting Title in Trustee..........................54
Section 8.08.     Servicing Agreement.........................................54
Section 8.09.     Trustee Covenants with Respect to "Eligible Lender" Status..54
Section 8.10.     Trustee's Status as an "Eligible Lender."...................55


                                   ARTICLE IX

INDEMNIFICATION...............................................................55


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                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.01.    Amendments and Waivers......................................57
Section 10.02.    Notices, Etc................................................57
Section 10.03.    No Waiver; Remedies.........................................57
Section 10.04.    Binding Effect; Assignability...............................57
Section 10.05.    Survival....................................................58
Section 10.06.    Governing Law; Severability.................................58
Section 10.07.    Governing Law; Jury Waiver..................................58
Section 10.08.    Costs, Expenses and Taxes...................................59
Section 10.09.    Recourse Against Certain Parties............................59
Section 10.10.    Execution in Counterparts; Severability; Integration........59
Section 10.11.    Confidentiality.............................................60
Section 10.12.    No Proceedings..............................................60
Section 10.13.    Section Titles..............................................61
Section 10.14.    Entire Agreement............................................61


                                   ARTICLE XI
                                   THE AGENTS

Section 11.01.    Authorization and Action of Administrative Agent............61
Section 11.02.    Authorization and Action of Agents..........................61
Section 11.03.    Agency Termination..........................................62
Section 11.04.    Agents' Reliance, Etc.......................................62
Section 11.05.    Administrative Agent, Agents, and Affiliates................62
Section 11.06.    [Reserved]..................................................62
Section 11.07.    Purchase Decision...........................................63
Section 11.08.    Successor Agents............................................63

EXHIBIT A          FORM OF SALE AND PURCHASE AGREEMENT
EXHIBIT B          FORM OF VALUATION AGENT AGREEMENT
EXHIBIT C          DRAW NOTICE
EXHIBIT D          MONTHLY REPORT
EXHIBIT E-1        FORM OF ASSET COVERAGE RATIO CERTIFICATE
EXHIBIT E-2        FORM OF CASH RELEASE CERTIFICATE
EXHIBIT F          TRUSTEE'S FEE LETTER AGREEMENT
EXHIBIT G          COPIES OF SERVICING AND CUSTODIAN AGREEMENTS
EXHIBIT H          FORM OF NOTE
EXHIBIT I          FORM OF SUMMARY OF SERVICER REPORT
EXHIBIT J          FORM OF ACCOUNT BALANCE REPORT
EXHIBIT K          ADDITIONAL CLOSING ITEMS
EXHIBIT L          FORM OF PARTICIPATION AGREEMENT
EXHIBIT M          PREMIUM SCHEDULE
SCHEDULE  I        COMMITMENT AMOUNT SCHEDULE
SCHEDULE II        TRUSTEE GUARANTEE AGREEMENTS


                                      iii
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        THIS AMENDED AND RESTATED WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT
(this "Agreement") is made as of March 1, 2004, among: NHELP-III, INC., a corporation duly organized under the laws of the state of Nevada (the "Issuer"); DELAWARE FUNDING COMPANY LLC, a Delaware limited liability company ("DFC") successor to Delaware Funding Corporation; PARK AVENUE RECEIVABLES COMPANY LLC, a Delaware limited liability company ("PARCO"), successor to Park Avenue Receivables Corporation; THREE RIVERS FUNDING CORPORATION, a Delaware corporation ("TRFC"); JPMORGAN CHASE BANK, successor to Morgan Guaranty Trust Company of New York, a New York banking corporation, as DFC Agent (in such capacity, the "DFC Agent") and Administrative Agent (in such capacity, the "Administrative Agent"); MELLON BANK, N.A., a national banking association, as TRFC Agent (the "TRFC Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as successor to Wells Fargo Bank Minnesota, National Association and Norwest Bank Minnesota, National Association, a national banking association, as eligible lender and trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

        1. The Issuer, DFC, TRFC, the DFC Agent, the TRFC Agent, and the Trustee have previously entered into that certain Warehouse Note Purchase and Security Agreement dated as of September 1, 1999, (the "Original Agreement").

        2. Each of the parties to the Original Agreement wish to amend and restate the Original Agreement to set forth in one document the amendments and assignments previously contained in the First Amendment to the Warehouse Note Purchase and Security Agreement dated as of September 1, 2000 (the "First Amendment"), the Second Amendment to the Warehouse Note Purchase and Security Agreement dated as of September 12, 2002 (the "Second Amendment") and the Assignment and Assumption Agreement dated as of September 11, 2003 (the "Assignment Agreement") to make certain additional amendments as set forth herein.

        3. Pursuant to Section 10.01 of the Original Agreement, the Issuer, DFC, PARCO, TRFC, the DFC Agent, the PARCO Agent, the TRFC Agent and the Trustee may amend and restate the Original Agreement in its entirety with the prior written consent of the Issuer, the Required Note Purchasers, the Trustee and the Agents. By their execution and delivery of this Agreement, TRFC, PARCO and DFC, who collectively constitute the Required Note Purchasers under the terms of the Original Agreement, and the Agents have given their written consent to the execution of this Amendment.

        4. DFC, PARCO and TRFC (each, a "Conduit Note Purchaser") are special purpose corporations engaged in the business of issuing promissory notes in the domestic commercial paper market and using the proceeds from the sale of such commercial paper to acquire interests in financial assets from various sellers from time to time, pursuant to one or more facilities among each seller of financial assets and the Conduit Note Purchaser, or to purchase notes of certain entities for the purpose of financing financial assets of such entities.

        5. The Issuer proposes to purchase from time to time certain Eligible Loans (as hereinafter defined) in accordance with various Sale and Purchase Agreements (as hereinafter defined) (such purchases constituting the "Transactions").

        6. The Issuer desires to fund the Transactions through the issuance of Notes and sale of the same to the Note Purchasers (and other Note Purchasers) up to the Facility Limit on the terms and conditions set forth herein.

        7. To provide liquidity support to the Conduit Note Purchasers in connection with the Notes purchased by them hereunder, the Conduit Note Purchasers may, from time to time, assign all or a part of such Notes or assign interests therein or the commitments to purchase such Notes to certain financial institutions pursuant to the terms of the Liquidity Agreements referred to below, and as a result of such assignment, such financial institutions would become Note Purchasers hereunder.

        8. Each of the DFC Agent, the PARCO Agent and the TRFC Agent is willing to act as agent on behalf of its related Conduit Note Purchaser and Liquidity Provider(s) pursuant to this Agreement and the applicable Liquidity Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. CERTAIN DEFINED TERMS. Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01. As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

        "Accounting Based Consolidation Event" means, with respect to any Conduit Note Purchaser, the occurrence of (a) any change in accounting standards or the issuance of any pronouncement or release by any accounting body or any other body charged with the promulgation or administration of accounting standards (including, without limitation, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or the Securities and Exchange Commission); or (b) any change in the interpretation or application of any accounting standard, the effect of which (in any such event described in clause (a) or (b)) is to cause or require the consolidation of all or any portion of the assets and liabilities of the Conduit Note Purchaser or the consolidation of the assets related to the transaction contemplated by this Agreement with the assets and liabilities of such Agent or any of its Affiliates or the effect of which is to deem all or any portion of the assets and liabilities of the Conduit Note Purchaser or the assets related to the transaction contemplated by this Agreement to be consolidated with the assets and liabilities of such Agent or any of its Affiliates and, in connection therewith, such Agent or any of its Affiliates are required by any regulatory body to maintain 8% capital against the assets of the Conduit Note Purchaser (or with respect to the transaction contemplated by this Agreement) consolidated with such Agent or any of its Affiliates. If capital is required to be held by an Agent or any Affiliate other than as described in the foregoing sentence (whether higher or lower than 8%), then recovery for any increased costs will be made pursuant to Section 2.16 of this Agreement.

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

        "Administrative Agent" means JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, and its successors and assigns in its capacity as administrative agent for the Note Purchasers.

        "Administrative Agent Fee" means, for each Interest Period, the per annum fee paid to the Administrative Agent and agreed to from time to time and as set forth in a letter between the Issuer and the Administrative Agent, payable monthly in arrears on each Settlement Date.

        "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim or restriction in favor of any Person (other than, with respect to the Pledged Collateral, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Trustee for the benefit of the Secured Creditors).

        "Affected Party" means each Liquidity Provider and any assignee or participant of any Liquidity Provider.

        "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests or otherwise.

        "Agent" means the DFC Agent, the PARCO Agent, the TRFC Agent or the Administrative Agent, as applicable, or the successor or assign of any of them.

        "Aggregate Cash Reserve Requirement" means, as of any date of determination, one-half of one percent (0.50%) of the outstanding Facility Amount as of such date.

        "Aggregate Market Value" means, as of any date of determination, the sum of (a) with respect to assets in the Trust Estate which are Financed Loans as of such date, (i) the outstanding Principal Balance of such Financed Loans, as set forth in the most recently delivered Valuation Report, multiplied by the Loan Valuation Percentage, plus, without duplication, (ii) 100% of any accrued interest thereon, and all accrued and unpaid Special Allowance Payments and interest subsidies, if any, thereon to such date, (b) with respect to assets in the Trust Estate, which are Permitted Investments and other cash balances, if any, on deposit in the Collection Account and the Cash Reserve Account, the principal balance thereof together with all interest accrued thereon, and (c) payments on Financed Loans or other assets received by a Servicer or the Issuer and not yet transferred to the Trustee on such date.

        "Aggregate Note Balance" means the aggregate principal amount of all Notes Outstanding at the date of determination after giving effect to all distributions of principal and Note Purchases on such date of determination.

        "Agreement" means this Amended and Restated Warehouse Note Purchase and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

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

        "Agreement and Acknowledgement" means the Agreement and Acknowledgement Relating to Student Loan Servicing Agreement dated as of September 1, 1999, by and among the Issuer, the Note Purchasers, each Agent and Great Lakes Higher Education Servicing Corporation.

        "Alternate Rate" means the higher of (a) the rate of interest most recently announced by the Administrative Agent in New York, New York, as its "prime rate" or (b) rate of interest most recently announced by the Federal Reserve Bank in New York, New York, as the "federal funds rate" + .50%. The Alternate Rate is not necessarily intended to be the lowest per annum rate of interest determined by the Administrative Agent in connection with extensions of credit. The Alternate Rate shall be computed on the basis of a 365 or, when applicable, 366-day year, and shall change from time to time as the Administrative Agent's prime rate changes.

        "Asset Coverage Ratio" means, as of the date of any Valuation Report, the ratio of (a) the Aggregate Market Value of assets in the Trust Estate as of such date to (b) the Liabilities as of such date.

        "Authorized Officer of the Issuer" means the Issuer's president, chief financial officer or any vice president.

        "Available Commitment Amount" means, for any Note Purchaser on any date of determination, the difference between such Note Purchaser's Commitment Amount and the Aggregate Note Balance attributable to such Note Purchaser.

        "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended from time to time, and any successor statute.

        "Benefit Plan" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Issuer or any ERISA Affiliate of the Issuer is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

        "Business Day" means a day of the year other than a Saturday or a Sunday on which (a) banks are not authorized or required to close in New York City, (b) the DFC Agent at the DFC Agent Payment Office is open for business, (c) the PARCO Agent at the PARCO Agent Payment Office is open for business and (d) the TRFC Agent at the TRFC Agent Payment Office is open for business; provided, however, if the term "Business Day" is used in connection with the LIBOR, means any day of the year on which dealings in dollar deposits are carried on in the London interbank market.

        "Calculation Date" means the third Business Day preceding the end of each month.

        "Calculation Period" means the calendar month in which each Calculation Date occurs.

        "Cash Reserve Account" means the special account created pursuant to
Section 2.06 hereof.

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

        "Cash Reserve Requirement" means, on any Issuance Date, one-half of one percent (0.50%) of the aggregate principal amount of Notes issued on such date other than in connection with a Rollover Note Purchase; provided, however, that in the event that the aggregate outstanding principal amount of Financed Loans that are unsubsidized Stafford Loans in forbearance, grace or deferment exceeds 50% of the aggregate outstanding principal amount of all Financed Loans immediately following any Note Purchase, the "Cash Reserve Requirement" shall be an amount determined by the Administrative Agent after consultation with the Issuer.

        "Closing Date" means September 16, 1999.

        "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute and the regulations promulgated and rulings issued thereunder.

        "Collection Account" means the special account created pursuant to
Section 2.04 hereof.

        "Collections" means, (a) all revenues and recoveries of principal and interest and other payments and reimbursements of principal and accrued interest received with respect to any Financed Loan and any other collection of cash with respect to such Financed Loan (including, but not limited to, Interest Subsidy Payments, Special Allowance Payments, finance charges and payments representing the repurchase of any Financed Loan or rebate of premium thereon pursuant to a Sale and Purchase Agreement) received or deemed to have been received pursuant to Section 2.04 and (b) all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral.

        "Commitment" means the obligation of the Note Purchasers to fund Note Purchases.
        "Commitment Amount" means, with respect to any Note Purchaser, the amount set forth opposite its name on Schedule I hereto, as amended from time to time.

        "Commitment Fee" means, for each Interest Period and each Agent, the per annum fee agreed to from time to time and as set forth in the Fee Letter between the Issuer and the applicable Agent, payable monthly in arrears on each Settlement Date to such Agent.

        "Conduit Note Purchaser" means each of DFC, PARCO, TRFC and any successors or assigns (subject to Section 10.04 hereof) that are special purpose corporations or other entities that become parties to this Agreement which obtain funds to purchase financial assets from the issuance of CP.

        "Consolidation Loan" means a Loan made to an Eligible Borrower pursuant to which the Eligible Borrower consolidates two or more of its PLUS/SLS Loans, direct Loans made by the Department or Stafford Loans in accordance with the Higher Education Act.

        "CP" means the commercial paper notes issued by DFC, PARCO or TRFC or any assignee (subject to Section 10.04 hereof) of either of them which is a Conduit Note Purchaser from time to time in the United States commercial paper market.

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

        "Custodian" means, individually or collectively, Nelnet, Inc., formerly known as UNIPAC Service Corporation, Great Lakes Higher Education Servicing Corporation, Nelnet, Inc., formerly known as InTuition, Inc., Sallie Mae Servicing, L.P., f/k/a United Student Aid Funds, Inc., ACS Education Services, Inc. and each additional Servicer or bailee with which the Issuer has entered into a Custodian Agreement.

        "Custodian Agreement" means, individually or collectively, (a) the Custodian Agreement dated as of September 16, 1999, among the Issuer, the Trustee and Nelnet, Inc., formerly known as UNIPAC Service Corporation, (b) the Custodian Agreement dated as of September 16, 1999, among the Issuer, the Trustee and Great Lakes Higher Education Servicing Corporation, (c) the Custodian Agreement dated as of September 16, 1999, among the Issuer, the Trustee and Nelnet, Inc., formerly known as InTuition, Inc., (d) the Custodian Agreement dated as of September 16, 1999, among the Issuer, the Trustee and Sallie Mae Servicing, L.P., and (e) each additional or successor custodian agreement entered into among the Issuer, the Trustee and a Custodian and approved by the Required Note Purchasers.

        "Custodian Fees" means the fees, expenses and charges of the Custodian pursuant to the Custodian Agreement, except to the extent included in Servicing Fees.

        "Debt" of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes, letters of credit, interest rate and currency swaps or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (e) above.

        "Defaulted Student Loan" means any Student Loan (a) as to which any payment, or portion thereof, is more than the number of days past due from the original due date thereof as allowed by the terms of the Higher Education Act (which number of days, as of the Closing Date, is 270), unless such Student Loan is a Higher Education Act Student Loan and such Student Loan is in Deferment,
(b) the Obligor of which is the subject of an Event of Bankruptcy or is deceased or disabled, or (c) as to which a continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Student Loan (other than payment defaults continuing for a period of not more than the number of days past due from the original due date thereof as allowed by the terms of the Higher Education Act).

        "Deferment" means the period permitted by the Higher Education Act and the policies of applicable Guarantor as being a period during which a borrower under a Student Loan may postpone making payments of principal or interest.

        "Department" means the United States Department of Education, or any successor thereto or to the functions thereof.

        "DFC" means Delaware Funding Company LLC, successor to Delaware Funding Corporation, and its successors and assigns.

        "DFC Agent" means JPMorgan Chase Bank, and its successors and assigns, in its capacity as agent of DFC and the DFC Liquidity Providers pursuant to the DFC Asset Purchase Agreement or any other Liquidity Agreement to which DFC and the DFC Agent are parties.

        "DFC Agent Payment Office" means 4 New York Plaza, 6th Floor, New York, New York 10004.

        "DFC Asset Purchase Agreement" means the Asset Purchase Agreement dated as of September 16, 1999, among DFC, each of the Liquidity Providers named therein and the DFC Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

        "DFC Liquidity Providers" means the Liquidity Providers under the DFC Asset Purchase Agreement or other Liquidity Agreement as to which DFC and the DFC Agent are parties.

        "Due Diligence Requirements" means the due diligence requirements established from time to time pursuant to the Higher Education Act and any regulations promulgated by the Secretary of Education thereunder from time to time regarding the activities required to be performed by or on behalf of a lender with respect to delinquent or defaulted Loans, including the requirements set forth in 34 C.F.R. ss. 682.411.

        "Eligible Borrower" means a borrower who is eligible under the Higher Education Act to be the obligor of a Loan for financing a program of education at an Eligible Institution, including a borrower who is eligible under the Higher Education Act to be an obligor of a Loan made pursuant to Section 428A, 428B and 428C of the Higher Education Act.

        "Eligible Institution" means (a) an institution of higher education, (b) a vocational school or (c) any other institution which, in all of the above cases, has been approved by the Secretary of Education and the applicable Guarantor.

        "Eligible Lender" means any "eligible lender," as defined in the Higher Education Act, and which has received an eligible lender designation from the Guarantor with respect to Guaranteed Loans.

        "Eligible Loan" means a Student Loan:

                (a) which was originated or acquired by the Issuer (either directly or through a Participation Agreement in the form attached hereto as Exhibit L) in the ordinary course of its business and was originated in the United States, its territories or possessions;

                (b) the payments under which constitute an account or general intangible as defined in the UCC as in effect in the jurisdiction that governs the perfection of the interests of the Issuer therein and the perfection of the Trustee's interest therein under this Agreement and which has only one set of original documentation;

                (c) of which the borrower is an Eligible Borrower attending an Eligible Institution;

                (d) if such Student Loan is a subsidized Stafford Loan, of which such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department; if such Student Loan is a Consolidation Loan, of which such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department to the extent applicable; and if such Student Loan is a PLUS/SLS or an unsubsidized Stafford Loan, of which such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department to the extent applicable;

                (e) at the time of purchase with proceeds from a Note Purchase, which is not a Defaulted Student Loan and has not been tendered at any time to any Guarantor for payment;

                (f) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that will fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with applicable deferral and forbearance periods granted in accordance with applicable laws, including the Higher Education Act and any Guarantee Agreements, as applicable;

                (g) that is denominated and payable only in Dollars;

                (h) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the knowledge of the Issuer, overtly threatened in writing with respect to such Student Loan;

                (i) that (i) is the subject of a valid Guarantee Agreement with an eligible Guarantor, (ii) with respect to which the Issuer is not in default in any material respect in the performance of any covenants and agreements made in the applicable Guarantee Agreement, and (iii) with respect to which all amounts due and payable to the Department or a Guarantor, as the case may be, have been paid in full;

                (j) that (i) is the subject of a valid Servicing Agreement with an eligible Servicer, with respect to which the Issuer has executed and delivered a Custodian Agreement, (ii) with respect to which the Issuer is not in default in any material respect in the performance of any covenants and agreements made in the applicable Servicing Agreement, and
        (iii) with respect to which all amounts due and payable to the Servicer have been paid in full;

                (k) the payment terms of which have not been altered or amended except in accordance with the Higher Education Act;

                (l) if such Student Loan is a Proprietary Loan, the outstanding Principal Balance of which when added to the outstanding Principal Balance of all other Financed Loans that are Proprietary Loans does not exceed 20% of the aggregate outstanding Principal Balance of all Financed Loans; and

                (m) if such Student Loan is a rehabilitated Consolidation Loan, the outstanding Principal Balance of which when added to the outstanding Principal Balance of all other Financed Loans that are rehabilitated Consolidation Loans does not exceed 3% of the aggregate outstanding Principal Balance of all Financed Loans.

        "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "ERISA Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Issuer; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Issuer; or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Issuer, any corporation described in clause (a) above or any trade or business described in clause (b) above.

        "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

                (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

        "Event of Default" has the meaning assigned to that term in Section
7.01.

        "Facility Amount" means at any time the aggregate principal amount of outstanding Notes purchased by the Note Purchasers under this Agreement, which amount shall not exceed the Facility Limit.

        "Facility Limit" means, at any time, $450,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03; provided, however, that at all times on or after the termination of the Revolving Period, the "Facility Limit" shall mean the Facility Amount.

        "Federal Reimbursement Contracts" means any agreement between any Guarantor and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Financed Loans and other student Loans Guaranteed by any Guarantor and federal Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student Loans guaranteed by any Guarantor.

        "Fee Letter" means that certain fee letter agreement, dated as of September 11, 2003, by and among the Issuer, the DFC Agent, the PARCO Agent and the TRFC Agent, as the same may be amended from time to time.

        "FFEL Program" means the Federal Family Education Loan Program authorized under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Section 428A thereof, Federal PLUS Loans authorized under Section 428B thereof, Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Stafford Loans authorized under Section 428H thereof.

        "Financed Loans" means any Eligible Loans purchased by the Issuer from a Seller pursuant to a Sale and Purchase Agreement and financed with the proceeds of Note Purchases under this Agreement.

        "Fitch" means Fitch, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate the CP of any Conduit Note Purchaser.

        "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

        "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Grant" or "Granted" means to pledge, create and grant a first priority perfected security interest in and with regard to property free and clear of all Adverse Claims. A Grant of Financed Loans, other assets or of any other agreement includes all rights, powers and options (but none of the obligations) of the granting party thereunder.

        "Guarantee" or "Guaranteed" means, with respect to a Student Loan, the insurance or guarantee by the Guarantor, in accordance with the terms and conditions of the Guarantee Agreement, of at least the minimum required by law of the principal of the Student Loan and the coverage of the Student Loan by the Federal Reimbursement Contracts providing, among other things, for reimbursement to the Guarantor for losses incurred by it on defaulted Student Loans insured or guaranteed by the Guarantor up to the minimum required by law of such losses.

        "Guarantee Agreements" means the Federal Reimbursement Contracts, the Trustee Guarantee Agreement and any other similar guarantee or agreement issued by a Guarantor to the Trustee, which pertain to Student Loans.

        "Guarantee Program" means the Guarantor's student Loan guarantee program pursuant to which the Guarantor guarantees or insures Student Loans.

        "Guaranteed Loan" means an Eligible Loan which is Guaranteed.

        "Guarantor" means any entity authorized to guarantee Student Loans under the Higher Education Act and with which the Trustee maintains in effect a Guarantee Agreement.

        "Higher Education Act" means Title IV, Parts B, F and G of the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

        "Holder" means the Person in whose name a Note is registered in the Note Register. The DFC Agent, the PARCO Agent and TRFC shall be the initial Holders.

        "Indemnified Amounts" has the meaning assigned to that term in Article
IX.

        "Independent Director" means a Person who (a) is not a stockholder or other securityholder (whether direct, indirect or beneficial), customer or supplier of the Issuer or any of its Affiliates; (b) is not a director, officer, employee, former employee, Affiliate, member, manager or associate of the Issuer or any of its Affiliates (other than in its capacity as the Independent Director for the Issuer or any of its Affiliates); (c) is not related to any Person referred to in clauses (a) or (b); and (d) is not a trustee, conservator or receiver for the Issuer or any of its Affiliates (other than in its capacity as Independent Director for the Issuer or any of its Affiliates).

        "Interest Period" means for each Note, the period commencing on the Note Purchase date of such Note and ending on (but excluding) the Maturity Date of such Note.

        "Interest Rate" means, (a) with respect to a Regular Note Purchase, the Regular Interest Rate and (b) with respect to a Liquidity Note Purchase, the applicable Liquidity Interest Rate; provided, however, that while any Event of Default shall have occurred and be continuing, the Issuer shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Note Purchases and other Obligations, at a rate per annum which is equal to the Alternate Rate plus 2.0%.

        "Interest Subsidy Payments" means the interest subsidy payments on Student Loans received from the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulations.

        "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

        "Issuance" means an issuance of Notes by the Issuer to a Holder under this Agreement.

        "Issuance Date" means, with respect to any Issuance, the date on which such Issuance is funded.

        "Liabilities" means the sum of (a) the Facility Amount and (b) all accrued Yield and Commitment Fees applicable thereto plus (c) any accrued and unpaid fees, including Custodian Fees, Servicing Fees, Portfolio Administration Fees, Trustee Fees and any other fees payable pursuant to the Transaction Documents or the Liquidity Agreements by the Issuer.

        "LIBOR" means for any Interest Period, the rate determined as of the second Business Day before the first day of such Interest Period for Eurodollar deposits corresponding to the number of months in such Interest Period which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Associations, Inc. 1991 Interest Rate and Currency Definitions) or such other page as may replace Telerate Page 3750. In the event that LIBOR is not so quoted for the length of any particular Interest Period, LIBOR for such Interest Period shall be determined by the Administrative Agent using an interpolated rate for LIBOR.

        "Liquidity Agreement" means, individually or collectively, (a) the DFC Asset Purchase Agreement, (b) the TRFC Funding Agreement, (c) the PARCO Asset Funding Agreement and (d) any other such agreement entered into among DFC, PARCO, TRFC or other Conduit Purchaser, the DFC Agent, PARCO Agent or TRFC Agent, and any Person providing liquidity or credit support for the CP issued to finance the Financed Loans.

        "Liquidity Interest Rate" means the rate of interest to be paid on Liquidity Note Purchase, which shall be equal to either (a) LIBOR + 1.00% if the related Conduit Note Purchaser is unable to fund the Notes through the issuance of CP, (b) the sum of LIBOR plus 0.625% if the related Conduit Note Purchaser is able but unwilling to fund the Notes through the issuance of CP or (c) the Alternate Rate, as selected in accordance with Section 2.02; provided, however, that if (i) LIBOR cannot be determined, or (ii) it shall become unlawful for the applicable Liquidity Note Purchaser to obtain funds in the London interbank market to fund or maintain its interest in a Note, or (iii) an Agent advises the Issuer that a Note Interest Rate based on LIBOR will not adequately and fairly reflect the cost to the related Liquidity Note Purchaser of funding a Note based on LIBOR, then the Liquidity Interest Rate shall be the Alternate Rate.

        "Liquidity Note Purchases" means Note Purchases made by or on behalf of the Liquidity Providers, or by TRFC in the event TRFC does not obtain funds to purchase financial assets from the issuance of CP but instead obtains such funds from a Liquidity Provider.

        "Liquidity Note Purchasers" means Note Purchasers who are Liquidity Providers, or TRFC in the event TRFC does not obtain funds to purchase financial assets from the issuance of CP but instead obtains such funds from a Liquidity Provider.

        "Liquidity Provider" means, collectively, one or more financial institutions having a short-term unsecured debt rating of at least "A-1"/"P-1" by S&P and Moody's, respectively, and which are now or hereafter parties to a Liquidity Agreement.

        "Liquidity Termination Event" means the occurrence of any of the following events: (a) any Liquidity Provider then providing liquidity to a Conduit Note Purchaser has its rating lowered below "A-1" by S&P or "P-1" by Moody's, unless a replacement Liquidity Provider having ratings of at least "A-1" from S&P and "P-1" by Moody's is substituted within 30 days of such downgrade, (b) any Liquidity Provider shall fail to honor any of its payment obligations under the related Liquidity Agreement unless such payment obligations are otherwise satisfied by the related Agent, Conduit Note Purchaser or another financial institution, (c) any Liquidity Agreement shall cease for any reason to be in full force and effect or be declared null and void and such Liquidity Agreement is not replaced or (d) 60 days after written notice has been received by the Issuer stating that a consolidation of (i) DFC and JPMorgan Chase Bank, (ii) PARCO and JPMorgan Chase Bank or (iii) TRFC and Mellon Bank N.A., has occurred.

        "Loan Valuation Percentage" as determined pursuant to the Valuation Agreement by the Valuation Agent means (a) (i) the present value of the Net Cash Available (using the Portfolio Characteristics and the Valuation Model Assumptions) divided by (ii) the outstanding Principal Balance of Financed Loans, plus (b) 100%.

        "Majority Note Purchasers" means Note Purchasers whose Commitment Amounts total more than 50% of the Facility Limit.

        "Margin" means, for each Note Purchaser, the per annum rate agreed to from time to time between the Issuer and each Note Purchaser and set forth in the Fee Letter.

        "Material Adverse Effect" means a material adverse effect on:

                (a) the ability of the Issuer to perform its obligations under this Agreement or any other Transaction Document; or

                (b) the status, existence, perfection, priority or enforceability of the interest in the Pledged Collateral.

        "Maturity Date" means the specified maturity of each Note Purchase, which, unless otherwise extended by mutual agreement between the Required Note Purchasers and the Issuer, shall be the first day of the calendar month in which such Note Purchase expires.

        "Maximum Note Purchase Percentage" means (a) with respect to the acquisition of Eligible Loans on each Note Purchase, the percentage determined pursuant to Exhibit M hereto based upon the average outstanding principal balance of the Eligible Loans to be purchased and (b) with respect to determination of the value of Eligible Loans within the Pledged Collateral, the percentage determined pursuant to Exhibit M hereto based upon the average outstanding principal balance of the Eligible Loans within the Pledged Collateral.

        "Minimum Asset Coverage Requirement" means an Asset Coverage Ratio of 100.25%.

        "Monthly Report" means a report, in substantially the form of Exhibit D, furnished by the Issuer to each Agent, the Valuation Agent and the Note Purchasers.

        "Moody's" means Moody's Investors Service, Inc. or its successor if and so long as it has rated and is continuing to rate the CP of any Conduit Note Purchaser.

        "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Issuer or any ERISA Affiliate on behalf of its employees.

        "NELNET" means National Education Loan Network, Inc., a Nevada corporation, or its successors and assigns.

        "Note" means each Note issued by the Issuer to a Holder.

        "Note Account" has the meaning specified in Section 2.11 hereof.

        "Note Purchase" means a purchase, including a Rollover Note Purchase, of the Issuer's Notes by the Note Purchasers pursuant to Article II.

        "Note Purchasers" means DFC, PARCO, TRFC, and their respective Liquidity Providers, and their respective successors and assigns (subject to Section 10.04 hereof). DFC and the DFC Liquidity Providers shall purchase their Notes and otherwise act through the DFC Agent, PARCO and the PARCO Liquidity Providers shall purchase their Notes and otherwise act through the PARCO Agent and the TRFC Liquidity Providers shall purchase their Notes and otherwise act through TRFC.

        "Note Register" has the meaning set forth in Section 3.05(a).

        "Note Registrar" has the meaning set forth in Section 3.05(a).

        "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Issuer to the Agents or the Note Purchasers, the Trustee and/or any other Person, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for principal of and interest on the Note Purchases, any break funding costs attributable to CP Notes of the Conduit Note Purchasers or funding by the Liquidity Purchaser occurring after a prepayment made pursuant Section 6.08, closing fees, unused line fees, audit fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Transaction Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

        "Obligor" means a Person obligated to make payments with respect to a Student Loan including the student, Guarantors and the Department.

        "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Agreement except,

                (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                (b) Notes for whose payment or repayment money in the necessary amount has been theretofore deposited with the Trustee for the Holders of such Notes; and

                (c) Notes which have been exchanged for other Notes, or in lieu of which other Notes have been delivered, pursuant to this Agreement.

        "Outstanding Balance" means, with respect to a Financed Loan on any day, the aggregate amount (including outstanding principal and accrued and unpaid interest) owed by the Obligor thereunder as of the close of business on the prior Business Day.

        "PARCO" means Park Avenue Receivables Company LLC, successor to Park Avenue Receivable Corporation, and its successors and assigns.

        "PARCO Agent" means JPMorgan Chase Bank and its successors and assigns, in its capacity as agent of PARCO and the PARCO Liquidity Providers pursuant to the PARCO Asset Purchase Agreement or any other Liquidity Agreement to which PARCO and the PARCO Agent are parties.

        "PARCO Agent Payment Office" means 4 New York Plaza, 6th Floor, New York, New York 10004.

        "PARCO Asset Purchase Agreement" means the Asset Purchase Agreement dated as of September 11, 2003, among PARCO, each of the Liquidity Providers named therein and the PARCO Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter.

        "PARCO Liquidity Providers" means the Liquidity Providers under the PARCO Asset Purchase Agreement or other Liquidity Agreement as to which PARCO and the PARCO Agent are parties.

        "Permitted Investments" means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 90 days from the date of acquisition; (b) time deposits and certificates of deposit having maturities of no more than 90 days from the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating not less than "A-1" or the equivalent thereof from S&P and not less than "F-1" or the equivalent thereof from Fitch and not less than "P1" or the equivalent thereof from Moody's; (c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than ten days and maturing no later than 90 days after the date of acquisition; (d) commercial paper (other than CP) maturing within 90 days after the date of acquisition and having a rating of not less than "A-1" or the equivalent thereof from S&P and not less than "F-1" or the equivalent thereof from Fitch and not less than "P1" or the equivalent thereof from Moody's; (e) freely redeemable shares in money market funds having a rating of "AAA-m" or "AAAM-G" from S&P and "AAA" from Fitch and "Aaa" from Moody's; and (f) any other investment approved in writing by the Required Note Purchasers.

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

        "Pledged Collateral" has the meaning specified in Section 2.10 hereof.

        "PLUS/SLS" means a Student Loan originated under the authority set forth in Section 428A or B (or a predecessor section thereto) of the Higher Education Act and shall include Student Loans designated as "PLUS Loans" or "SLS Loans," as defined, under the Higher Education Act.

        "Portfolio Administration Fee" means, for each Calculation Period, one-twelfth of a 0.30% per annum fee payable monthly in arrears on the average outstanding principal balance of the Financed Loans during such Calculation Period and paid to the Portfolio Administrator.

        "Portfolio Administrator" means NELNET or its successors and assigns.

        "Principal Balance" means, with respect to any Student Loan, any Financed Loan and any specified date, the original principal amount of such Student Loan or Financed Loan, plus capitalized interest thereon, if any, minus prior payments of principal by or on behalf of the Obligor of such Student Loan or Financed Loan as of such date.

        "Proprietary Institution" means a for-profit vocational school, including a proprietary institution.

        "Proprietary Loan" means a Loan made to or for the benefit of a student attending a Proprietary Institution.

        "Pro Rata Share" means with respect to any Note Purchaser at any time, a fraction (expressed as a percentage) the numerator of which is the Aggregate Note Balance attributable to such Note Purchaser and/or the Liquidity Note Purchasers (or an Agent or other Note Purchaser on its behalf), and the denominator of which is the Aggregate Note Balance. As of the date of this Agreement, the Pro Rata Share of the DFC Agent shall be a fraction (expressed as a percentage), the numerator of which is 125 and the denominator of which is 450, the Pro Rata Share of PARCO shall be a fraction (expressed as a percentage), the numerator of which is 125 and the denominator of which is 450, and the Pro Rata Share of TRFC shall be a fraction (expressed as a percentage), the numerator of which is 200 and the denominator of which is 450.

        "Records" means all documents, books, records, Student Loan Notes and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Financed Loans or otherwise in respect of the Pledged Collateral.

        "Regular Interest Rate" means, the rate of interest to be paid on Regular Note Purchases, which shall be (a) with respect to any Note funded by a Conduit Note Purchaser through the issuance of CP on any date during an Interest Period, a rate of interest equal to the per annum rate (expressed as a percentage and an interest yield equivalent and calculated on the basis of a 360-day year) equivalent to the sum of the Margin plus the weighted average of the per annum rates paid or payable by the applicable Note Purchaser from time to time as interest on or otherwise in respect of the CP issued by such Note Purchaser during such Interest Period as determined by the applicable Agent, which rates shall reflect and give effect to (x) dealer and placement agent fees and commissions associated with the issuance of such Note Purchaser's CP, and
(y) other borrowings by such Note Purchaser, including borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market to the extent such amounts are allocated, in whole or in part, to such Note by the applicable Agent; provided, that if any component of such rate is a discount rate, in calculating the "Regular Interest Rate" for such day the applicable Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; and (b) with respect to any Note funded by a Conduit Note Purchaser other than through the issuance of CP, the Liquidity Rate.

        "Regular Note Purchases" means Note Purchases made by either DFC, PARCO, TRFC or other Conduit Note Purchasers.

        "Regulatory Change" means, relative to any Affected Party:

                (a) any change after the date of this Agreement in (or the adoption, implementation, change in phase-in or commencement or effectiveness of) any:

                        (i) United States federal or state law or foreign law
                applicable to such Affected Party;

                        (ii) regulation, interpretation, directive, requirement
                or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, governmental authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                        (iii) generally accepted accounting principles or
                regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

                (b) any change after the date of this Agreement in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

        "Requested Note Purchase Percentage" means the rate, stated as a percentage, of the aggregate Principal Balance of the Eligible Loans to be financed by a Note Purchase that is requested by the Issuer, not to exceed the Maximum Note Purchase Percentage.

        "Required Note Purchasers" means at all times, each Agent.

        "Revolving Period" means the period commencing on the Closing Date and terminating on the Termination Date. So long as no Event of Default or an event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and be continuing, the Revolving Period may be reinstated at any time prior to the occurrence of the Termination Date with the consent of the Required Note Purchasers.

        "Rollover Note Purchase" means a Note Purchase the funding of which would not and does not have the effect of increasing the Facility Amount.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. (or its predecessor or successors in interest) if and so long as it has rated and is continuing to rate CP of any Note Purchaser.

        "Sale and Purchase Agreements" means either (a) a student loan purchase agreement between the Issuer and a Seller, substantially in the form attached hereto as Exhibit A, for the purchase of Eligible Loans, as the same may be amended from time to time or (b) a Participation Agreement between the Issuer and a Seller, substantially in the form attached hereto as Exhibit L, for the purchase of a participation interest in Eligible Loans.

        "Schedule of Purchased Student Loans" means a listing of certain Financed Loans of the Issuer delivered to and held by the Trustee pursuant to
Section 6.01(c)(vii) (which Schedule may be in the form of microfiche or computer file or other medium acceptable to the Trustee), as from time to time amended, supplemented, or modified, which Schedule shall be the master list of all Financed Loans then compromising a part of the Pledged Collateral pursuant to this Agreement.

        "Secretary of Education" or "Secretary" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

        "Secured Creditors" means the Trustee, the Note Purchasers and the Agents, solely in their capacity as Agents.

        "Sellers" means any entity which sells Eligible Loans or a participation interest in Eligible Loans to the Issuer pursuant to the terms of a Sale and Purchase Agreement; including, but not limited to, Nelnet Education Loan Funding, Inc., formerly known as NEBHELP, INC., NHELP-I, Inc., Union Bank and Trust Company, NELNET, any Affiliate of NELNET or any other financial institution with which NELNET or any Affiliate of NELNET has a purchase agreement.

        "Servicer" means, individually or collectively, (a) NELNET, (b) Nelnet, Inc., formerly known as UNIPAC Service Corporation, (c) Great Lakes Higher Education Servicing Corporation, (d) Nelnet, Inc., formerly known as InTuition, Inc., (e) Sallie Mae Servicing, L.P., successor to USA Group Loan Services, Inc., (f) ACS Education Services, Inc., and (g) any other organization with which the Issuer has entered into a Servicing Agreement with respect to Eligible Loans, with the prior written approval of the Required Note Purchasers.

        "Servicer Event of Default" means:

                (a) any Servicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of such Servicer under a Servicing Agreement (other than as referred to in clause below) and such failure continues unremedied for 10 days after:

                        (i) written notice thereof shall have been given by the
                Issuer or the Trustee to the Issuer or the Servicer, or

                        (ii) the Servicer has actual knowledge thereof;

                (b) any Servicer shall fail to make any payment or deposit to be made by it under a Servicing Agreement when due and such failure shall remain unremedied for three Business Days;

                (c) any representation or warranty made or deemed to be made by any Servicer (or any of its officers) under or in connection with a Servicing Agreement or any information or report delivered pursuant to a Servicing Agreement shall prove to have been false or incorrect in any material respect when made;

                (d) an Event of Bankruptcy shall have occurred with respect to a Servicer;

                (e) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Servicer to the Issuer, the Agents or the Note Purchasers prior to the execution and delivery of this Agreement is pending against a Servicer or any of its Affiliates at the time of execution hereof, or (ii) any material development has occurred in any such litigation or proceedings so disclosed, or (iii) any litigation, governmental proceeding, arbitration proceeding or other event has occurred since the date of execution hereof which in the case of clause (i), (ii) or (iii), in the opinion of the Required Note Purchasers, has a material adverse effect on the ability of such Servicer to perform its obligations under a Servicing Agreement.

        "Servicing Agreement" means, individually or collectively, (a) the Servicing Agreement dated as of September 16, 1999, between the Issuer and Nelnet, Inc., formerly known as UNIPAC Service Corporation, (b) the Servicing Agreement dated as of September 16, 1999, between Great Lakes Higher Education Servicing Corporation and the Issuer, and (c) with the prior written consent of the Required Note Purchasers, any other servicing agreement between the Issuer and any Servicer, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Required Note Purchasers, under which the respective Servicer agrees to administer and collect the Financed Loans.

        "Servicing Fees" means any fees payable by the Issuer to a Servicer with respect of servicing Financed Loans pursuant to the provisions of a Servicing Agreement, including legal fees and expenses.

        "Settlement Date" means the first Business Day of each month or such other day as may be agreed to by the Issuer and the Note Purchasers.

        "Solvent" means, at any time, a condition under which:

                (a) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

                (b) the fair value and present fair saleable value of such Person's assets is greater than the amount that will be required to pay such Person's probable liability on its existing debts as they become absolute and matured ("debts," for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent);

                (c) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

                (d) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

               For purposes of this definition:

                        (i) the amount of a Person's contingent or unliquidated
                liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

                        (ii) the "fair value" of an asset shall be the amount
                which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

                        (iii) the "regular market value" of an asset shall be
                the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

                        (iv) the "present fair saleable value" of an asset means
                the amount which can be obtained if such asset is sold with reasonable promptness in an arms-length transaction in an existing and not theoretical market.

        "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

        "Stafford Loan" means a Loan made to an Eligible Borrower designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

        "Stock" means all shares, options, general or limited partnership interests, limited liability membership interests, or other equivalents (regardless of how designated), participation or other equivalents (however designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures or any other equity security, and all agreements, instruments and documents convertible, in whole or in part, into any one or more of all of the foregoing.

        "Student Loan" means a Consolidation Loan, a PLUS/SLS Loan, a Stafford Loan or a Proprietary Loan.

        "Student Loan Notes" means the promissory notes or other writings evidencing the Student Loans.

        "Termination Date" means the earliest to occur of (a) the second Business Day of September, 2009, (b) such other date as may be agreed in writing by the Required Note Purchasers and the Issuer, (c) the date of termination of the Facility Limit pursuant to Section 2.03, (d) the date of the declaration or automatic occurrence of the Termination Date pursuant to Article VII, (e) the date on which all Liquidity Agreements are terminated or expires, or (f) the occurrence of any Liquidity Termination Event.

        "Transaction Documents" means, collectively, this Agreement, each Note, the Valuation Agent Agreement, all Servicing Agreements, all Custodian Agreements, all Sale and Purchase Agreements, all Guarantee Agreements, the Agreement and Acknowledgement and all other instruments, documents and agreements executed in connection with any of the foregoing.

        "Treasury Regulations" means any regulations promulgated by the Internal Revenue Service interpreting the provisions of the Code.

        "TRFC" means Three Rivers Funding Corporation and its successors and assigns.

        "TRFC Account" means Deutsche BankTrust Company Americas, ABA 021001033, To Credit Corporate Trust and Agency Services, Acct. #01419647, Ref: Three Rivers Funding, Attn: Luke Evans.

        "TRFC Agent" means Mellon Bank, N.A., and its successors and assigns, in its capacity as agent for TRFC and the TRFC Liquidity Providers pursuant to a TRFC Funding Agreement or any other Liquidity Agreement to which TRFC and the TRFC Agent are parties.

        "TRFC Funding Agreement" means the Funding Agreement dated as of September 16, 1999, among TRFC, each of the Liquidity Providers named therein and the TRFC Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time thereafter.

        "TRFC Liquidity Providers" means the Liquidity Providers under the TRFC Funding Agreement or any other Liquidity Agreement as to which TRFC and the TRFC Agent are parties.

        "TRFC Payment Office" means Bankers Trust Company, ABA 021001033, To Credit Corporate Trust and Agency Group, Acct. #01419647, Ref: Three Rivers Funding, Attn: Wendy Wong.

        "Trigger Rate" means, as to any Guarantor, such Guarantor's default rate as defined in Section 428(c)(1)(B) of the Higher Education Act.

        "Trust Estate" means all of the Pledged Collateral of the Issuer pledged and assigned to the Trustee for the benefit of the Secured Creditors pursuant to this Agreement.

        "Trustee" means Wells Fargo Bank, National Association, as successor to Wells Fargo Bank Minnesota, National Association and Norwest Bank Minnesota, National Association, Minneapolis, Minnesota, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Agreement.

        "Trustee Fees" means the fees, expenses and charges of the Trustee, including legal fees and expenses.

        "Trustee Guarantee Agreement" means, collectively, the guarantee agreements listed in Schedule II hereto, as such Schedule may be amended from time to time with the consent of the Required Note Purchasers.

        "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

        "United States" means the United States of America.

        "Unused Commitment" shall have the meaning set forth in Section 2.16.

        "Valuation Agent" means J.P. Morgan Securities, Inc., or any other entity appointed as Valuation Agent by the Issuer and approved by the Required Note Purchasers, which approval shall not be unreasonably withheld.

        "Valuation Agent Agreement" means the Amended and Restated Valuation Agent Agreement dated as of March 1, 2004, among the Issuer, each Agent, DFC, PARCO, TRFC and the Valuation Agent and any other valuation agent agreement in the form attached hereto as Exhibit B among the Issuer, DFC, PARCO, TRFC, each Agent and the Valuation Agent, as any such agreement may be amended or supplemented from time to time with the prior written consent of the Required Note Purchasers.

        "Valuation Date" means the day either (a) within 30 days after the Valuation Agent's receipt of a written request for a Valuation Report from any of the DFC Agent, the PARCO Agent, the TRFC Agent, DFC, PARCO, TRFC or the Issuer, or (b) not later than the third Business Day preceding each April 30, July 31, October 31 or January 31.

        "Valuation Report" means a report furnished by the Valuation Agent to each Agent, the Required Note Purchasers, the Trustee and the Issuer pursuant to
Section 6.09(a) hereof, the form of which is attached as Exhibit B to the Valuation Agreement.

        "Yield" means, for each Note and for each Interest Period, the sum of, for each day in such Interest Period,

               IRT x C
               -------
                  AP

        where:

               C = the principal amount of such Note on such day;

               IRT = the Interest Rate in effect with respect to such Note;

               AP = 360, or if the Interest Rate is computed based on the Alternate Rate, 365/366, as applicable.

provided, however that (a) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law, and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or otherwise returned by the Required Note Purchasers to the Issuer or any other Person for any reason.

        Section 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

        Section 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II

                                  THE FACILITY

        Section 2.01. Note Issuances and Purchases.

                (a) On the terms and conditions hereinafter set forth, the Note Purchasers, agree to purchase Notes issued by the Issuer pro rata in proportion to their respective Available Commitment Amounts from time to time up to an aggregate principal amount outstanding at any one time not to exceed the Facility Limit in effect at the time of such Note Purchase; provided that no Note Purchase shall be in an amount less than $5,000,000. In addition to the other terms and conditions hereinafter set forth, under no circumstances shall DFC, PARCO or TRFC be obligated or committed to make any Note Purchase funded by the issuance of CP. If any Note Purchaser is unable or unwilling to fund a Note Purchase by the issuance of CP, then said Note Purchaser shall fund its Note Purchase or cause its obligation to be funded pursuant to the terms of its Liquidity Agreement. Within the limits set forth in this Section 2.01 and the other terms and conditions of this Agreement, during the Revolving Period, the Issuer may issue, prepay and reissue Notes under this
        Section 2.01. In addition, the aggregate principal amount of any Note Purchase, which is not a Rollover Note Purchase, during the Revolving Period shall not exceed the product of (x) the aggregate Principal Balance of Eligible Loans to be financed by such Note Purchase, multiplied by (y) the Requested Note Purchase Percentage related thereto. All Notes issued hereunder shall be denominated in and be payable in United States dollars. All then outstanding Notes and other Obligations hereunder shall be due and payable on the Termination Date.

                (b) Each Note Purchaser's obligations under this Section 2.01 are several and the failure of any Note Purchaser or any Agent (acting on behalf of the related Conduit Note Purchaser and/or Liquidity Note Purchasers, if applicable) to make available its pro rata portion of the Note Purchase described in (a) above of any requested Note Purchase shall not relieve any other Note Purchaser of its obligations hereunder or obligate any other Note Purchaser to honor the obligations of any defaulting Note Purchaser. Notwithstanding anything contained in this Agreement to the contrary, no Note Purchaser shall be obligated or committed to fund any portion of any Note Purchase in excess of its Available Commitment Amount.

                (c) Each Note shall be issued in the name of a Holder.

                (d) Each Note Purchase (other than a Rollover Note Purchase) shall be purchased at 100% of the principal amount thereof.

        Section 2.02. The Initial Note Issuance and Subsequent Note Issuances.

                (a) At the request of the Issuer, Note Purchases shall be made by a Note Purchaser during the Revolving Period, not more than eight times in each calendar month (unless otherwise agreed by the Issuer and the Required Note Purchasers), subject to and in accordance with the terms and conditions of Section 2.01 and this Section 2.02. After the Revolving Period and at the request of the Issuer, the Note Purchasers shall make Rollover Note Purchases on each Settlement Date (unless otherwise agreed by the Issuer and the Required Note Purchasers), subject to and in accordance with the terms and conditions of Section
        2.01 and this Section 2.02, solely to the extent necessary to refinance any maturing Notes.

                (b) Subject to satisfaction of the conditions precedent set forth in this Agreement and, if the Note Purchase to be made is a Liquidity Note Purchase, to satisfaction of the conditions precedent in the applicable Liquidity Agreement, the Issuer may request a Note Purchase hereunder by giving written notice to each Agent in the form of Exhibit C hereto not later than 1:00 p.m., New York time, at least three Business Days prior to the proposed date of such Issuance. Each such notice shall specify (i) the aggregate amount of such Issuance, (ii) the date of such Issuance, (iii) if the Note Purchase to be made is a

        Liquidity Note Purchase, the requested applicable Liquidity Interest Rate for such Issuance and (iv) the Requested Note Purchase Percentage. On the date of such Issuance and no later than 1:00 p.m., New York time, each Conduit Note Purchaser or Liquidity Provider(s), shall, upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Issuer in same day funds, its respective share (pro rata in proportion to its Available Commitment Amount) of the amount of such Issuance by payment to the account which the Issuer has designated in writing.

                (c) Except as otherwise provided in Article IX of this Agreement, principal and accrued Yield on the Note Purchases shall be payable solely from the Pledged Collateral and from payments made or owing pursuant to the "Collateral Calls" made in accordance with Section
        6.12. Any Principal and Yield due or accrued on the Note Purchases on any Settlement Date will be payable to each Note Purchaser based on its Pro Rata Share on such Settlement Date at the times specified in Section
        2.13 hereof and applied in the order of priority specified in Section 2.05(c) hereof. Principal of the Notes (net of any Rollover Note Purchases) will be paid on the applicable Maturity Date and may not be prepaid in whole or in part on any day other than the applicable Maturity Date without the consent of the Required Note Purchasers.

                (d) If as a result of a funding pursuant to a Liquidity Agreement a Liquidity Note Purchaser shall become a Note Purchaser on any day other than the first day of an Interest Period, the Liquidity Interest Rate applicable to such Liquidity Note Purchaser's Note Purchases for the remainder of such Interest Period shall be (i) the Alternate Rate plus 2.0% if such draw is the result of the occurrence of an Event of Default hereunder, or (ii) at the Issuer's discretion, either (A) the Alternate Rate, (B) the sum of LIBOR plus 1.0% if the related Conduit Note Purchaser is unable to fund the Notes through the issuance of CP or (C) the sum of LIBOR plus 0.625% if the related Conduit Note Purchaser is able but unwilling to fund the Notes through the issuance of CP if such draw is not the result of the occurrence of an Event of Default hereunder and provided that the Agents shall be given written notice of such draw request not later than 1:00 p.m., New York time, at least three Business Days prior to the date of such draw, unless otherwise agreed to by the Note Purchasers.

        Section 2.03. TERMINATION OR REDUCTION OF THE FACILITY LIMIT. The Issuer may, upon at least 30 days' written notice to the Required Note Purchasers terminate in whole or reduce in part the portion of the Facility Limit that exceeds the outstanding Note Purchases. Any reduction shall be applied pro rata among the Note Purchasers; provided, however, that the Issuer may terminate or reduce in whole or in part any one Note Purchaser's portion of the Facility Limit if an Accounting Based Consolidation Event has occurred with respect to such Note Purchaser.

        Section 2.04. COLLECTION ACCOUNT. On or prior to the date hereof, the Issuer shall establish and maintain, or cause to be established and maintained, the Collection Account. The Collection Account shall be maintained as a segregated trust account in the trust department of the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. Any Collections received by the Issuer, the Trustee, the Student Loan depositaries or co-depositaries, the Custodians, the Sellers or the Servicers, or any agent thereof, as the case may be, are to be transmitted to the Collection Account within two Business Days of receipt. The Issuer shall direct each Servicer,

Seller, Custodian, Student Loan depository or co-depositories, or agent thereof, to transmit any collections it receives with respect to the Financed Loans directly to the Trustee for deposit to the Collection Account. Funds on deposit in the Collection Account may be invested from time to time in Permitted Investments in accordance with Section 2.08. The Trustee shall apply funds on deposit in the Collection Account as described in Section 2.05.

        Section 2.05. TRANSFERS FROM COLLECTION ACCOUNT.

                (a) On each date on which any principal or interest is due with respect to the Notes, the Trustee shall promptly apply moneys held in the Collection Account to pay to the Holders, the accrued and unpaid Yield and principal amounts then due and owing. On each date on which other Obligations are owed to the Note Purchasers or the Agents, the Trustee shall promptly apply moneys in the Collection Account to pay to the Holders the obligations then due and owing.

                (b) Not later than the Calculation Date each month, the Issuer shall direct the Portfolio Administrator to prepare the Monthly Report and shall provide or cause to be provided to the Portfolio Administrator all information necessary or appropriate to accurately prepare such Monthly Report, all calculations, unless otherwise specified, to be made as of the day occurring two business days prior to the Calculation Date (the "Collection Date") for the period from and including the Collection Date occurring in the immediately preceding calendar month, but excluding the current Collection Date (the "Collection Period"), and cause the Portfolio Administrator to forward such Monthly Report to the Trustee, the Valuation Agent and the Required Note Purchasers.

                (c) The Trustee, on each Settlement Date, shall apply the moneys held by the Trustee in the Collection Account, in the following amounts and priority:

                        (i) pay as directed by the Issuer, an amount equal to
                the estimated taxes owed by the Issuer that are payable prior to the next Settlement Date and not previously paid, which relate to the net income of the Issuer realized on the Financed Loans and other assets in the Trust Estate, as certified by the Portfolio Administrator;

                        (ii) pay to each Servicer and Custodian an amount equal
                to the Servicing Fee and Custodian Fee which is accrued and unpaid as of the close of business on the immediately preceding Calculation Period, as certified by the Portfolio Administrator;

                        (iii) pay to the Holders first an amount equal to the
                accrued and unpaid Yield and other Obligations in respect of the Notes; and second, an amount equal to principal on the Notes, net of any Rollover Note Purchases, in each case, due and owing as of such Settlement Date;

                        (iv) pay to (A) each Agent the Commitment Fee and all
                other fees and expenses of the Agents which are accrued and unpaid as of the close of business on the last day preceding such Settlement Date and (B) the Administrative Agent the Administrative Agent Fee which is accrued and unpaid as of the close of business on the last day preceding such Settlement Date;

                        (v) pay fees and expenses related to the Financed Loans
                under the Higher Education Act which are accrued and unpaid as of the close of business on the immediately preceding Calculation Period with respect to the Financed Loans (as certified by the Portfolio Administrator or the Issuer);

                        (vi) pay to the Trustee an amount equal to the Trustee
                Fee which is accrued and unpaid as of the close of business on the immediately preceding Calculation Period;

                        (vii) transfer to the Cash Reserve Account the amount,
                if any, necessary to restore the Cash Reserve Account to the Aggregate Cash Reserve Requirement;

                        (viii) pay to the Portfolio Administrator the Portfolio
                Administration Fee which is accrued and unpaid as of the close of business on the current Calculation Period, as certified by the Portfolio Administrator;

                        (ix) pay to each Agent, the Additional Margin, if any;
                and

                        (x) on the Settlement Date immediately following each
                April 30, July 31, October 31 or January 31, if the Asset Coverage Ratio is greater than 101.25% and any transfer hereunder will not result in an Event of Default or require a Collateral Call pursuant to Section 6.12 in this Agreement, transfer to the Issuer or any other Person as directed by the Issuer (by wire transfer as directed by the Issuer), any amounts calculated pursuant to the provisions of Exhibit E -1 hereto and set forth on a certificate substantially in the form of Exhibit E-2 hereto executed by an authorized officer the forms of which shall not be changed or amended without the prior written consent of the Required Note Purchasers.

                (d) Any moneys allocated to the payment of Trustee Fees, Commitment Fees, Administrative Agent Fees, Portfolio Administration Fees, Servicing Fees, Custodian Fees, principal or accrued Yield on Notes and other Obligations pursuant to this Section 2.05 shall be transferred to the applicable payee, to the extent such Obligations are then due and payable. The Trustee shall make the foregoing transfers in accordance with this Section 2.05.

        SECTION 2.06. CASH RESERVE ACCOUNT. On or prior to the date hereof, the Issuer shall establish and maintain, or cause to be established and maintained, the Cash Reserve Account. The Cash Reserve Account shall be maintained in a segregated trust account in the trust department of the Trustee or another commercial bank designated by the Trustee, and shall be under the sole dominion and control of, and in the name of, the Trustee. The Cash Reserve Requirement shall be deposited to the Cash Reserve Account from proceeds of the Initial Issuance and each subsequent Issuance, other than in connection with a Rollover Note Purchase, and additional amounts shall be deposited to the Cash Reserve

Account pursuant to Section 2.05(c)(vii) hereof. Funds on deposit in the Cash Reserve Account may be invested from time to time in Permitted Investments in accordance with Section 2.08. The Trustee shall apply funds on deposit in the Cash Reserve Account as described in Section 2.07.

        SECTION 2.07. TRANSFERS FROM THE CASH RESERVE ACCOUNT. To the extent there are insufficient moneys in the Collection Account to pay the following amounts in accordance with the provisions of Section 2.05, the Trustee shall transfer moneys held by the Trustee in the Cash Reserve Account, to the extent available for distribution on the specified day, in the following amounts and priority:

                (a) on each date on which any principal or Yield is due and owing with respect to any Note, the Trustee shall promptly apply moneys held in the Cash Reserve Account to pay to the Note Purchasers the accrued and unpaid Yield and principal amounts then due and owing; and

                (b) on any Settlement Date, to the Collection Account for the payment of accrued and unpaid fees and expenses described in Section 2.05(c)(i) through (vi).

        SECTION 2.08. MANAGEMENT OF COLLECTION ACCOUNT AND CASH RESERVE ACCOUNT.

                (a) All funds held in the Collection Account and the Cash Reserve Account (or any subaccount thereof), including investment earnings thereon, shall be invested at the direction of the Issuer or the Portfolio Administrator in Permitted Investments having a maturity date not later than the next date on which any distributions are to be made from funds on deposit in the Collection Account and/or the Cash Reserve Account; provided, however, that from and after the Termination Date or otherwise upon the occurrence and during the continuance of any Event of Default, the Agents shall have the sole right to restrict the maturities of any investments held in the Collection Account and/or the Cash Reserve Account and to direct the withdrawal of any such investments for the purposes of paying the Obligations, including principal on the Note Purchases. All investment earnings (net of losses) on such Permitted Investments shall be credited to and retained in the Collection Account or the Cash Reserve Account, as the case may be.

                (b) The Collection Account and the Cash Reserve Account shall be established with a securities intermediary (the "Securities Intermediary") who shall agree with the Trustee (and Wells Fargo Bank, National Association, as Securities Intermediary, hereby agrees with the Trustee) that (i) the Collection Account and the Cash Reserve Account shall be securities accounts of the Trustee, (ii) all property credited to Collection Account or the Cash Reserve Account shall be treated as a financial asset, (iii) the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise each financial asset credited to the Collection Account or the Cash Reserve Account,
        (iv) the Securities Intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (v) except as otherwise provided in Section 2.08(a), the Securities Intermediary shall not agree to comply with entitlement orders originated by any person or entity other than the Trustee, (vi) the Collection Account, the Cash Reserve Account and all property credited to either such account shall not be subject to any lien, security interest, right of set-off or encumbrance in favor of the Securities Intermediary or anyone claiming through the Securities

        Intermediary (other than the Trustee), and (vii) such agreement between the Securities Intermediary and the Trustee shall be governed by the laws of the State of Minnesota. Each term used in this Section 2.08(b) and defined in the Minnesota Uniform Commercial Code (the "Minnesota UCC") shall have the meaning set forth in the Minnesota UCC.

        SECTION 2.09. PLEDGED COLLATERAL ASSIGNMENT OF THE TRANSACTION DOCUMENTS. To secure the prompt and complete payment when due of the Obligations and the performance by the Issuer of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Issuer hereby assigns to the Trustee, and Grants to the Trustee a security interest, in each case, for the benefit of the Secured Creditors in accordance with their interests, in all of the Issuer's right and title to and interest in (but not the obligations of) the Transaction Documents. The Issuer confirms and agrees that the Trustee shall have, following an Event of Default, the sole right to enforce the Issuer's rights and remedies under the Transaction Documents with respect to the Pledged Collateral for the benefit of the Secured Creditors, but without any obligation on the part of the Trustee or any other Secured Creditor or any of their respective Affiliates, to perform any of the obligations of the Issuer under the Transaction Documents.

        SECTION 2.10. GRANT OF A SECURITY INTEREST. To secure the prompt and complete payment when due of the Obligations and the performance by the Issuer of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Issuer hereby Grants to the Trustee on behalf of the Secured Creditors (and their respective successors and assigns), a security interest in all of the Issuer's right, title and interest in and to all accounts, general intangibles, instruments, documents, chattel paper, goods, money, investment property, advices of credit, letters of credit, certificates of deposit, deposit accounts and all other property and interests in property, whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located, arising from, consisting of or related to any of the following (collectively, the "Pledged Collateral"):

                (a) all Financed Loans;

                (b) all revenues and recoveries of principal from Financed Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                (c) any other Collections, Permitted Investments, funds and accrued earnings thereon held in the various funds and accounts created under this Agreement, including the Collection Account and the Cash Reserve Account;

                (d) all rights and remedies (but none of the obligations) under each of the Transaction Documents;

                (e) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Financed Loans, whether pursuant to the contract related to such Financed Loan or otherwise;

                (f) all Records relating to such Financed Loans; and

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

                (g) all proceeds of any of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivables, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and all other forms of obligations and receivables and other liquidated property, which at any time constitutes all or part or are included in the proceeds of any of the foregoing property).

        SECTION 2.11. EVIDENCE OF DEBT. Each Agent shall maintain a Note Account (the "Note Account") on its books in which shall be recorded (a) all Note Purchases owed to each related Note Purchaser by the Issuer pursuant to this Agreement, (b) the outstanding principal amount of Note Purchases then funded by its related Conduit Note Purchaser and Liquidity Provider(s), (c) all payments of principal and Yield made by the Issuer on all such Note Purchases, (d) the respective percentages of such Note Purchaser's Commitment Amount which each Liquidity Provider is obligated to fund under the applicable Liquidity Agreement, and (e) all appropriate debits and credits as provided in this Agreement including, without limitation, all fees, charges, expenses and interest. All entries in each Agent's Note Account shall be made in accordance with such Note Purchaser's customary accounting practices as in effect from time to time. The entries in the Note Account shall be conclusive and binding for all purposes, absent manifest error. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Issuer to pay any amount owing with respect to the Notes or any of the other Obligations.

        SECTION 2.12. SPECIAL PROVISIONS GOVERNING NOTE PURCHASES. The Issuer shall indemnify each Note Purchaser, upon written request (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be presumed correct and binding upon all parties hereto), for losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by it in connection with the liquidation or re-employment of funds acquired to fund or maintain the Note Purchases), that such Person may sustain: (a) if for any reason other than an act, default or omission by the Note Purchasers or their Agents (or any of them) an Issuance of Notes does not occur on a date specified therefor; (b) if the Issuer elects, or is required by reason of a breach by the Issuer of this Agreement, to fund any Note Purchase through a Liquidity Note Purchase on a date that is not the last day of the Interest Period applicable to that Note Purchase; or (c) as a consequence of any other default by the Issuer to repay its Note Purchases when required by the terms of this Agreement. Unless otherwise provided herein, the amount specified in the written statement of any Note Purchaser shall be payable on demand after receipt by the Issuer thereof.

        SECTION 2.13. PAYMENTS BY THE ISSUER. All payments to be made by the Issuer shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Issuer shall be made
(a) if to TRFC, to the TRFC Account, (b) if to a TRFC Liquidity Provider that is a Liquidity Note Purchaser, to an account designated by such TRFC Liquidity Provider, (c) if to DFC or a DFC Liquidity Provider, to such Agent for the account of such Note Purchaser at such Agent's Payment Office by 1:00 p.m., New York time, and (d) if to PARCO or a PARCO Liquidity Provider, to such Agent for the account of such Note Purchaser at such Agent's Payment office by 1:00 p.m., New York time, in Dollars. Such payments shall be made in immediately available funds so as to be received by the Note Purchasers no later than 1:00 p.m., New York time, on the date specified herein. Payments shall be applied first against

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

interest amounts then due and unpaid in respect of any Note Purchase, second, after all such interest has been paid in full, against fees then due and unpaid hereunder, and third, after all such interest and fees have been paid in full, against any principal amounts then due and unpaid in respect of any Note Purchase. Any payment which is received by any Note Purchaser later than 1:00 p.m., New York time, shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

        SECTION 2.14. PAYMENT OF STAMP TAXES, ETC. The Issuer agrees to pay any present or future stamp, mortgage, value-added, court or documentary taxes or any other excise or property taxes, charges or similar levies imposed by any federal, state or local governmental body, agency or instrumentality (hereinafter referred to as "Other Applicable Taxes") relating to this Agreement, any of the other Transaction Documents or any recordings or filings made pursuant hereto and thereto and shall hold the Trustee, each Agent and each Note Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Other Applicable Taxes.

        SECTION 2.15. SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Note Purchaser shall obtain on account of the Note Purchases owed to it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share (or other share contemplated hereunder), such Note Purchaser shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Note Purchasers such participations made by them as shall be necessary to cause such purchasing Note Purchaser to share the excess payment pro rata (based on the Pro Rata Share of each Note Purchaser) with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Note Purchaser, such purchase shall to that extent be rescinded and each other Note Purchaser shall repay to the purchasing Note Purchaser the purchase price paid therefor, together with an amount equal to such paying Note Purchaser's ratable share (according to the proportion of (i) the amount of such paying Note Purchaser's required repayment to (ii) the total amount so recovered from the purchasing Note Purchaser) of any interest or other amount paid or payable by the purchasing Note Purchaser in respect of the total amount so recovered The Issuer agrees that any Note Purchaser so purchasing a participation from another Note Purchaser may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Note Purchaser was the direct creditor of the Issuer in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.15 and will in each case notify each Agent following any such purchases or repayments.

        SECTION 2.16. YIELD PROTECTION.

                (a) If any Regulatory Change (including a change to Regulation D under the Securities Exchange Act of 1933, as amended) occurring after the date hereof:

                        (i) shall subject any Affected Party to any tax, duty or
                other charge with respect to any portion of the Obligations owned or funded by it or with respect to its unused commitment under the applicable Liquidity Agreement (the "Unused Commitment") (other than taxes, duties or charges based on income or gross receipts), or shall change the basis of taxation (other than taxes based on income or gross receipts) of payments to the Affected Party of any yield on or reductions to the

                Obligations owed to or with respect to the Obligations funded in whole or in part by it or any other amounts due under this Agreement in respect of any portion of the Obligations owned by or funded by it or its obligations or rights, if any, to fund Note Purchases or in respect of its Unused Commitment (except for changes in the rate of tax on the overall net income or gross receipts of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located);

                        (ii) shall impose, modify or deem applicable any reserve
                (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of yield on the Obligations), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of an Affected Party, or credit extended to any Affected Party;

                        (iii) shall change the amount of capital maintained or
                required or requested or directed to be maintained by any Affected Party;

                        (iv) shall impose any other condition affecting any
                portion of the Obligations owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to pay any portion of the Unused Commitment or to provide funding therefor; or

                        (v) shall change the rate for, or the manner in which
                the Federal Deposit Insurance Corporation (or any successor thereto) assesses deposit insurance premiums or similar charges;

               and the result of any of the foregoing is or would be:

                                (A) to increase the cost to or to impose a cost
                        on an Affected Party funding or making or maintaining any portion of the Obligations, or any purchases, reinvestments or loans or other extensions of credit under the applicable Liquidity Agreement or any other Transaction Document or any commitment of such Affected Party with respect to the foregoing;

                                (B) to reduce the amount of any sum received or
                        receivable by an Affected Party under this Agreement, or under the applicable Liquidity Agreement or any other Transaction Document with respect thereto; or

                                (C) in the sole determination of such Affected
                        Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under the applicable Liquidity Agreement or arising in connection herewith to a level below that which the Affected Party could otherwise have achieved;

        then within 30 days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), the Issuer shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction; provided such additional amount or amounts shall not be payable with respect to any period in excess of 180 days prior to the date of demand by the Affected Party unless (1) the effect of the Regulatory Change is retroactive by its terms to a period prior to the date of the Regulatory Change, in which case any additional amount or amounts shall be payable for the retroactive period but only if the Affected Party provides its written demand not later than 180 days after the Regulatory Change, or
        (2) the Affected Party reasonably and in good faith did not believe the Regulatory Change resulted in such an additional or increased cost or such a reduction.

                (b) Each Affected Party will promptly notify the Issuer and the Required Note Purchasers of any event of which it has actual knowledge which will entitle such Affected Party to any compensation pursuant to this Section 2.16; provided, however, no failure or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation unless such failure or delay results in a Material Adverse Effect.

                (c) In determining any amount provided for or referred to in this Section 2.16, an Affected Party may use any reasonable averaging or attribution methods that it (in its sole discretion exercised in good faith) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this Section 2.16 shall submit to the Issuer a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Issuer.

                                  ARTICLE III

                                    THE NOTES

        SECTION 3.01. FORM OF NOTES GENERALLY.

                (a) The Notes shall be in substantially the form set forth in Exhibit H in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

                (b) The Notes shall be printed.

                (c) The Notes shall be issuable only in registered form and with a maximum principal amount that, when aggregated with the maximum principal amounts of each other Outstanding Note, will equal the Facility Limit.

                (d) All Notes shall be substantially identical except as to maximum denomination and except as may otherwise be provided in or pursuant to this Section 3.01.

        SECTION 3.02. SECURITIES LEGEND. Each Note issued hereunder will contain the following legend limiting sales to "Qualified Institutional Buyers" within the meaning of Rule 144A under the Securities Act:

        THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

        SECTION 3.03. PRIORITY. All Notes issued under this Agreement shall be in all respects equally and ratably entitled to the benefits hereof and secured by the Pledged Collateral without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement. Payments of Yield on the Notes and all other Obligations shall be made pro rata among all Outstanding Notes based on the amount of interest owed on such Note, without preference or priority of any kind. Payments of principal on the Notes shall be made pro rata among all Outstanding Notes, without preference or priority of any kind.

        SECTION 3.04. EXECUTION, DELIVERY AND DATING.

                (a) The Notes shall be executed on behalf of the Issuer by any of the Authorized Officers of the Issuer. The signature of any of these officers on the Notes may be manual or facsimile.

                (b) Notes bearing the manual or facsimile signatures of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                (c) Each Note shall be dated the date of its execution.

        SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE, TRANSFER RESTRICTIONS.

                (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and of transfers of the Notes. The Trustee shall serve as "Note Registrar" for the purpose of registering Notes and transfers of the Notes as herein provided.

                (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in
        Article V(j), the Issuer shall execute and deliver in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like tenor and aggregate principal amount.

                (c) At the option of the Holder, Notes may be exchanged for other Notes of like tenor in a maximum principal amount consistent with
        Section 3.01(c), upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and deliver the Notes which the Holder making the exchange is entitled to receive.

                (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

                (e) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

                (f) No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.05(d) not involving any transfer or in connection with a Rollover Note Purchase.

                (g) No Holder of a Note shall transfer its Note unless such transfer is made (i) in accordance with (A) Rule 144A under the Securities Act of 1933, as amended, (B) an exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended, (if available) or any other exemption from the registration requirements under Section 5 of the Securities Act of 1933, as amended, provided the Issuer is provided an Opinion of Counsel that such transfer is so exempt, and (C) the registration and qualification requirements (or any applicable exemptions therefrom) under applicable state securities laws and (ii) pursuant to Section 10.04.

        SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and deliver in exchange therefor a new Note of like tenor and maximum principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Issuer (a) evidence to the Issuer's satisfaction of the destruction, loss or theft of any Note and (b) such security or indemnity as may be required by them to hold the Issuer and any of its agents harmless, then, in the absence of notice to the Issuer that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and maximum principal amount and bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

        Upon the issuance of any new Note under this Section 3.06, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Note Registrar) connected therewith.

        Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        SECTION 3.07. PERSONS DEEMED OWNERS. Prior to due presentment of a Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and Yield on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

        SECTION 3.08. CANCELLATION. Subject to Section 3.04(b), all Notes surrendered for payment, prepayment in whole, registration of transfer or exchange shall, if surrendered to any Person other than the Issuer, be delivered to the Issuer and shall be promptly cancelled by the Issuer. Subject to Section 3.04(b), the Issuer may at any time cancel any Notes previously delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may cancel any Notes previously executed hereunder which the Issuer has not issued and sold. No Notes shall be executed and delivered in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Notes held by the Issuer shall be held or destroyed by the Issuer in accordance with its standard retention or disposal policy as in effect at the time.

                                   ARTICLE IV

                          CONDITIONS TO NOTE PURCHASES

        SECTION 4.01. CONDITIONS PRECEDENT TO INITIAL ISSUANCE. The initial Issuance hereunder is subject to the condition precedent that DFC, PARCO, TRFC or the Agents or all, as the case may be, shall have received on or before the date of such Issuance the items listed in Exhibit K hereto, in form and substance satisfactory to DFC, PARCO, TRFC or the Agents or all, as the case may be.

        SECTION 4.02. CONDITIONS PRECEDENT TO ALL NOTE PURCHASES. Each Issuance (including the initial Issuance) hereunder shall be subject to the further conditions precedent that:

                (a) on or prior to the date of such Issuance, the Issuer shall have delivered to each Agent and the Trustee (i) copies of the relevant Sale and Purchase Agreement (including copies of all schedules, opinions, financing statements and other documents required to be delivered by the applicable Seller as a condition of purchase thereunder, and, upon request, a Schedule of Financed Loans), (ii) a request for a Note Purchase in the form and at the time required in
        Section 2.02(b) hereof and (iii) an opinion or opinions of counsel to the Issuer addressed to DFC, PARCO, TRFC, the Agents and the Trustee, in form and substance acceptable to each Agent and the Trustee, concerning the perfection of Issuer's security interest in the Eligible Loans or Participation interest, as applicable, of each Seller; and

                (b) on the date of such Issuance, the following statements shall be true, and the Issuer by accepting the amount of such Issuance shall be deemed to have certified that:

                        (i) the representations and warranties contained in
                Article V are correct on and as of such day as though made on and as of such date;

                        (ii) no event has occurred and is continuing, or would
                result from such Issuance, which constitutes an Event of Default or an event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default;

                        (iii) on and as of such day, after giving effect to such
                Issuance, the Facility Amount would not exceed the Facility
                Limit;

                        (iv) no law or regulation shall prohibit, and no order,
                judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Note Purchases by the Note Purchasers in accordance with the provisions hereof; and

                        (v) the amount of money equal to the Cash Reserve
                Requirement on such date is deposited in the Cash Reserve Account on such date from the proceeds of such Issuance.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

        The Issuer represents and warrants as follows:

                (a) The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                (b) The execution, delivery and performance by the Issuer of this Agreement and all Transaction Documents to be delivered by it in connection herewith or therewith, including the Issuer's use of the proceeds of Note Purchases, are within the Issuer's organizational powers, have been duly authorized by all necessary organizational action, do not contravene (i) the Issuer's Articles of Incorporation or bylaws, (ii) any law, rule or regulation applicable to the Issuer, (iii) any contractual restriction binding on or affecting the Issuer or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Issuer or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Trustee for the benefit of the Secured Creditors with respect to the Pledged Collateral); and no transaction contemplated hereby or by the other Transaction Documents to which it is a party requires compliance with any bulk sales act or similar law. This Agreement and the other Transaction Documents to which it is named as a party have each been duly executed and delivered by the Issuer. The Notes have been duly and validly authorized and when executed and paid for in accordance with the terms of this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of this Agreement.

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


                (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Issuer of this Agreement or any other Transaction Document to which it is a party, except for the filing of certain UCC financing statements, all of which financing statements have been duly filed and are in full force and effect.

                (d) This Agreement and each other Transaction Document to which the Issuer is a party constitute the legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors; and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

                (e) There is no pending or, to the knowledge of the Issuer, threatened, action or proceeding affecting the Issuer before any court, governmental agency or arbitrator that may materially adversely affect the financial condition of the Issuer or the ability of the Issuer to perform its obligations under each Transaction Document to which it is a party. The Issuer is not in default with respect to any order of any court, arbitrator or any other Governmental Authority.

                (f) No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                (g) The Pledged Collateral shall, at all times, be owned by the Issuer free and clear of any Adverse Claim except as provided herein, and the Trustee, for the benefit of the Secured Creditors, has a valid and perfected first priority security interest in such Pledged Collateral. No effective financing statement or other instrument similar in effect covering any Pledged Collateral shall at any time be on file in any recording office except such as may be filed in favor of the Trustee relating to this Agreement.

                (h) As of the close of business on each Business Day, the Facility Amount shall not exceed the Facility Limit on such Business Day.

                (i) No Valuation Report (to the extent that information contained therein is supplied by the Issuer), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Issuer to any Agent or any Required Note Purchaser in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to any Agent or such Required Note Purchaser in writing) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading.

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

                (j) The principal place of business and chief executive office of the Issuer and the office where the Issuer keeps all the Records are located at the address of the Issuer referred to in Section 10.02 or such other location as the Issuer shall have given notice of to the Required Note Purchasers pursuant to Section 6.10.

                (k) The Issuer has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

                (l) The Issuer is Solvent at the time of (and immediately after) each "Note Purchase" and each purchase of Eligible Loans made by the Issuer.

                (m) The Issuer is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                (n) The Issuer has directed (or caused to be directed) all Servicers to transmit Collections on the Financed Loans and the other Pledged Collateral to the Trustee for deposit to the Collection Account.

                (o) All representations and warranties of the Issuer set forth in the Transaction Documents to which it is a party are true and correct in all material respects.

                (p) To the Issuer's best knowledge, each Student Loan to be financed with the proceeds of any Note Purchase constitutes an Eligible Loan as of the date of such Note Purchase from a Seller pursuant to a Sale and Purchase Agreement.

                (q) [Reserved.]

                (r) The sale of the Notes pursuant to this Agreement will not require the registration of the Notes under the Securities Act of 1933, as amended.

                (s) The Notes will be characterized as debt for federal income tax purposes.

                                   ARTICLE VI

                         GENERAL COVENANTS OF THE ISSUER

        SECTION 6.01. GENERAL COVENANTS.

                (a) COMPLIANCE WITH LAWS; PRESERVATION OF CORPORATE EXISTENCE. The Issuer will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its legal existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

                (b) SALES, LIENS, ETC. The Issuer will not, (i) except for purposes of serialization, combination, transfer to a Guarantor as may be required or permitted under the Higher Education Act or repurchase pursuant to the terms of a Sale and Purchase Agreement of a Financed Loan, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Collateral or, (ii) except as otherwise provided herein, create or suffer to exist any Adverse Claim upon or with respect to any of the Issuer's assets.

                (c) GENERAL REPORTING REQUIREMENTS. The Issuer will provide to each Agent the following:

                        (i) as soon as available and in any event within 120
                days after the end of each fiscal year of the Issuer, a copy of the balance sheet of the Issuer and the related statements of income, beneficial interest holders' (or securityholders') equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and duly certified by nationally recognized independent certified public accountants selected by the Issuer;

                        (ii) as soon as possible and in any event within five
                days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, a statement of the Issuer setting forth details of such Event of Default or event and the action which the Issuer has taken and proposes to take with respect thereto;

                        (iii) promptly following receipt thereof, to the extent
                requested by any Agent, copies of all financial statements, settlement statements, portfolio and other material reports, notices, disclosures, certificates and other written material delivered or made available to the Issuer by any Person pursuant to the terms of any Transaction Document;

                        (iv) promptly following any Agent's request therefor,
                such other information respecting the Financed Loans and the other Pledged Collateral or the conditions or operations, financial or otherwise, of the Issuer as any Agent may from time to time reasonably request;

                        (v) with respect to each Guarantor, promptly after
                receipt thereof as made available to the Issuer after request therefor, copies of any audited financial statements of such Guarantor certified by an independent certified public accounting firm and a written statement setting forth the Trigger Rate of such Guarantor and the source of the Issuer's representation thereof;

                        (vi) with respect to each Servicer and promptly after
                receipt thereof after a good faith effort to obtain such material is made by the Issuer, (A) copies of any annual audited financial statements of such Servicer, certified by an independent certified public accounting firm; (B) on an annual basis within 10 days after receipt thereof, copies of SAS 70 reports for such Servicer, or, if not available, the annual compliance audit for each Servicer required by Section 428(b)(1)(4) of the Higher Education Act; and (C) to the extent not included in the financial information provided pursuant to clauses (A) and (B) hereof, such Servicer's net dollar loss for the year due to servicing errors;

                        (vii) upon request, a Schedule of Financed Loans;

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

                        (viii) as soon as available and in any event within 120
                days after the end of each fiscal year of Nelnet, Inc., copies of consolidated financial statements for it and its consolidated subsidiaries prepared in accordance with generally accepted accounting principles, duly certified by independent certified public accountants of recognized standing selected by it, including consolidating statements;

                        (ix) promptly after the filing or receiving thereof,
                copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Issuer files under ERISA with the Internal Revenue Service, the Pension Benefit Guarantee Corporation or the U.S. Department of Labor or which the Issuer receives from the Pension Benefit Guarantee Corporation;

                        (x) immediately upon becoming aware of the existence of
                any Event of Default, a written statement of an Authorized Officer of the Issuer setting forth details of such event and the action that the Issuer proposes to take with respect thereto; and immediately upon becoming aware of any Servicer Event of Default, written notice thereof;

                        (xi) as soon as possible and in any event within three
                Business Days of the Issuer's actual knowledge thereof, written notice of (A) any litigation, investigation or proceeding which may exist at any time which could have a Material Adverse Effect and (B) any material adverse development in previously disclosed litigation, including in each case, if known to the Issuer, any of the same against a Servicer;

                        (xii) promptly after the occurrence thereof, written
                notice of changes in the Higher Education Act or any other law of the United States that could have a Material Adverse Effect or could materially and adversely affect (A) the ability of a Servicer to perform its obligations under any Servicing Agreement, or (B) the collectibility or enforceability of a material amount of the Financed Loans, or any Guarantee Agreement or Federal Reimbursement Contract with respect to a material amount of Financed Loans; and

                        (xiii) upon request, copies of the information required
                to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended in order to permit compliance with Rule 144A in connection with assignments of Notes.

                (d) MERGER, ETC. The Issuer will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

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

                (e) NATURE OF BUSINESS. The Issuer will engage in no business other than (i) purchases and sales of Eligible Loans and (ii) the other transactions permitted or contemplated by this Agreement and its Articles of Incorporation and bylaws as they exist on the Closing Date, or as amended with the consent of the Required Note Purchasers.

                (f) TRANSACTION DOCUMENTS. The Issuer (i) will take all action necessary to perfect, protect and more fully evidence the ownership interest of the Issuer and the security interest of the Trustee in favor of the Secured Creditors in the Financed Loans and Collections with respect thereto and in the other Pledged Collateral and the Transaction Documents including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) in all necessary or appropriate filing offices, (B) filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (C) executing or causing to be executed such other instruments or notices as may be necessary or appropriate; and (ii) will take all additional action to perfect, protect and fully evidence the security interest of the Trustee, for the benefit of the Secured Creditors, in the Financed Loans and other Pledged Collateral related thereto.

                (g) MAINTENANCE OF SEPARATE EXISTENCE. The Issuer will do all things necessary to maintain its existence as a Nevada corporation separate and apart from all Affiliates of the Issuer, including, without limitation, (i) practicing and adhering to corporate formalities, such as maintaining appropriate books and records; (ii) maintaining a Person who is an Independent Director; (iii) owning or leasing pursuant to written leases all office furniture and equipment necessary to operate its business; (iv) refraining from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates, (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate; (v) maintaining all of its deposit and other bank accounts and all of its assets separate from those of any other Person; (vi) maintaining all of its financial records separate and apart from those of any other Person;
        (vii) compensating all its employees, officers, directors, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, directors, consultants and agents of such Affiliate, out of its own funds; (viii) accounting for and managing all of its liabilities separately from those of any of its Affiliates, including, without limitation, payment directly by the Issuer of all payroll, accounting and other administrative expenses and taxes; (ix) allocating, on an arm's-length basis, all shared operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer equipment and software; (x) refraining from paying dividends or making distributions, Loans or other advances to any of its Affiliates more frequently than once during any calendar month and, in each case, as duly authorized by its Directors and in accordance with applicable law;
        (xi) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving the Issuer or any other Affiliate of the Issuer to substantively consolidate the assets and liabilities of the Issuer with the assets and liabilities of any such Person or any other Affiliate of the Issuer; (xii) maintaining adequate capitalization in light of its business and purpose; and (xiii) conducting all of its business (whether written or oral) solely in its own name.

                (h) TRANSACTIONS WITH AFFILIATES. The Issuer will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement (including the sale and purchase of Eligible Loans to and from Affiliates); and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Issuer to or from an Affiliate) (A) in the ordinary course of business,
        (B) pursuant to the reasonable requirements of the Issuer's business,
        (C) upon fair and reasonable terms that are no less favorable to the Issuer than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Issuer, and (D) not inconsistent with the factual assumptions set forth in the opinion letter issued as of the Closing Date by Kutak Rock LLP to the Secured Creditors relating to the issues of substantive consolidation.

                (i) DEBT. Except as provided in the Issuer's Articles of Incorporation, the Issuer will not incur any Debt other than Debt arising hereunder. The Issuer will not make any Investments other than Permitted Investments and purchases of Eligible Loans.

                (j) EXTENSION OR AMENDMENT OF TRANSACTION DOCUMENTS. Without the written consent of the Required Note Purchasers, the Issuer will not:

                        (i) cancel, terminate, extend, amend, modify or waive
                (or consent to or approve any of the foregoing) any provision of any Transaction Document;

                        (ii) cancel, terminate, extend, amend, modify or waive
                (or consent to or approve any of the foregoing) any provision of any Sale and Purchase Agreement, Servicing Agreement, Custodian Agreement, Financed Loan or other instrument, document or agreement included in the Pledged Collateral in any manner that
                (A) may reduce the amount owing by the Obligor under a Financed Loan, by a Servicer, or defer or extend the date scheduled for the final payment thereof, except for extensions of past-due Financed Loans entered into by a Servicer in accordance with the Higher Education Act in order to maximize Collections thereof, or (B) may permit or result in the release of any portion of the Pledged Collateral;

                        (iii) take or consent to any other action that may
                impair the rights of any Secured Creditor to any Pledged Collateral or modify, in a manner adverse to any Secured Creditor, the right of such Secured Creditor to demand or receive payment under any of the Transaction Documents; or

                        (iv) take or consent to any other action that may impair
                the interests of the Issuer or its assignees to any Pledged Collateral or modify, in a manner adverse to the Issuer or its assignees, the right of the Issuer and its assignees to demand or receive payment under any of the Transaction Documents.

                (k) ERISA. The Issuer will not adopt, maintain, contribute to or incur or assume any legal obligation with respect to any Benefit Plan or Multiemployer Plan or permit any of its ERISA Affiliates to do any of the foregoing.

                (l) SERVICERS. The Issuer will not permit any Person other than the Servicer to collect, service or administer the Financed Loans.

                (m) ELIGIBLE LOANS NOT ORIGINATED BY SELLERS. The Issuer shall not purchase from a Seller pursuant to a Sale and Purchase Agreement any Eligible Loan that was originated by a Person other than the applicable Seller unless the Issuer shall have taken (or caused to be taken) all steps reasonably necessary to ensure that (i) after giving effect to such purchase, the Issuer shall have acquired all legal and beneficial ownership in such Financed Loan, free and clear of any Adverse Claim and
        (ii) that the Person that originated such Eligible Loan (and any transferee thereof other than the Seller) shall have received reasonable equivalent value for the transfer of such Eligible Loan made by it.

        SECTION 6.02. ACQUISITION, COLLECTION AND ASSIGNMENT OF STUDENT LOANS. The Issuer shall acquire only Eligible Loans (or beneficial interests therein) with proceeds of the Note Purchases and shall diligently cause to be collected all principal and interest payments on all the Financed Loans and all sums to which the Issuer or Trustee is entitled pursuant to any Sale and Purchase Agreement, and all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor which relate to such Financed Loans. The Issuer shall also make, or cause to be made by Sellers or Servicers or Trustees, every effort to collect the Issuer's or such Seller's or Servicer's or Trustee's claims for payment from the Secretary of Education or any Guarantor as soon as possible, of all payments related to such Financed Loans. The Issuer will assign or direct the assignment of such Financed Loans for payment of guarantee benefits as required by applicable law and regulations. The Issuer will comply with all United States and state statutes, rules and regulations and any Guarantor's rules and regulations which apply to such Financed Loans.

        SECTION 6.03. ENFORCEMENT OF FINANCED LOANS. The Issuer shall cause to be diligently enforced and taken all steps, actions and proceedings reasonably necessary for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due the Issuer and Trustee, as applicable thereunder. The Issuer shall not permit the release of the obligations of any Eligible Borrower under any Financed Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer, the Trustee and the Note Purchasers under or with respect to each Financed Loan and agreement in connection therewith. The Issuer shall not consent or agree to or permit any amendment or modification of any Financed Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Trustee or the Note Purchasers (with respect to the rights of the Note Purchasers, without the approval of the Required Note Purchasers, which approval shall not be unreasonably withheld). Nothing in this Agreement shall be construed to prevent the Issuer and Trustee, as applicable, from settling a default or curing a delinquency on any Financed Loan on such terms as shall be permitted by law.

        SECTION 6.04. ENFORCEMENT OF SERVICING AGREEMENTS. The Issuer shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due the Issuer or Trustee, as applicable, thereunder, including all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor and/or by the Secretary of Education which relate to any Financed Loans. The Issuer shall not permit the release of the obligations of any Servicer under any Servicing Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer and of the Trustee under or with respect to each Servicing Agreement. The Issuer shall not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Trustee or the Note Purchasers, without the written consent of the Required Note Purchasers, except
(a) as required by the Higher Education Act, (b) solely for the purpose of extending the term thereof or adding to the Financed Loans serviced thereunder Eligible Loans financed under an indenture or similar agreement other than this Agreement and/or (c) in any other manner, if such modification, amendment or supplement so made without the prior written consent of the Required Note Purchasers shall not be effective with respect to the servicing of Financed Loans; provided, however, that the Required Note Purchasers shall respond as promptly as may be practicable after receipt by the Required Note Purchasers of a request of the Issuer for the Required Note Purchasers' consent to any modification, amendment or supplement of, or any waiver with respect to, any provision of any Servicing Agreement.

        SECTION 6.05. ADMINISTRATION AND COLLECTION OF FINANCED LOANS. All Financed Loans shall be administered and collected either by the Issuer or by a Servicer in a competent, diligent and orderly fashion and in accordance with all requirements of the Higher Education Act, the Secretary of Education, this Agreement, the Federal Reinsurance Agreements, the Trustee Guarantee Agreement and any other guarantee agreement issued by any Guarantor to the Trustee.

        SECTION 6.06. AMENDMENT OF FORM OF SALE AND PURCHASE AGREEMENT. The Issuer shall notify the Trustee, the Required Note Purchasers in writing of any proposed material amendments to the form of Sale and Purchase Agreement. No such amendment shall become effective unless and until the Required Note Purchasers consent in writing thereto (which consent shall not be unreasonably withheld).

        SECTION 6.07. CUSTODIAN. Each Custodian shall hold the Student Loan Notes in a safe and secure manner for purposes of perfecting the security interest in and lien on such Financed Loans as herein provided. The Student Loan Notes shall be held in a limited access vault facility with a two-hour fire rating and shall be assigned a designation which is distinct from other promissory notes held to secure any other financings of the Issuer, if any, for which the Trustee acts in a fiduciary capacity.

        SECTION 6.08. PREPAYMENTS AND REFINANCING. The Issuer or its Affiliates may in the future, upon 10 days' prior written notice to the Agents, enter into any agreements pursuant to which the Issuer or an Affiliate may borrow moneys thereunder, and pledge Financed Loans or its interest therein (previously pledged hereunder) to secure the same, or sell Financed Loans or its interest therein (previously pledged hereunder), none of which agreements constitute or will constitute an Adverse Claim on the Financed Loans continuing to be Pledged Collateral, as long as at the time of any such pledge or sale, the conditions set forth in the following sentence shall be satisfied. If and to the extent the Issuer or an Affiliate so borrows money or sells Financed Loans or its interest therein, upon either (a) payment in full of, or (b) deposit of cash into a segregated account maintained with the Trustee for the sole benefit of the Note Purchasers, and in which the Trustee is granted a valid and perfected first priority security interest for the benefit of the Secured Creditors subject to no other lien, claim or encumbrance, an amount equal to, all Note Purchases and other Obligations relating to such Financed Loans and the Trust Estate or any interest therein affected by such action (together with all accrued and unpaid Yield thereon together with all Yield which would accrue through the end of the related Interest Periods) such Financed Loans shall no longer be security for the Note Purchases. Notwithstanding anything to the contrary contained herein, without the prior written consent of the Required Note Purchasers, in no event shall any such payment to the Note Purchasers occur (i) if, after giving effect to such repayment and the release of the Trustee's security interest in or removal from the Pledged Collateral of the Related Financed Loans, an Event of Default (or an event that with the passage of time or the giving of notice, or both, would constitute an Event of Default) or the requirements giving rise to a collateral call under any provision of this Agreement would exist or result therefrom, and (ii) on a day other than the first Business Day of a calendar month.

        SECTION 6.09. PERIODIC REPORTING.

                (a) The Issuer will cause the Valuation Agent to deliver to each Agent and the Trustee not later than each Valuation Date, a Valuation Report setting forth the Aggregate Market Value, the Liabilities and the Asset Coverage Ratio.

                (b) The Issuer will cause to be provided to each Agent and the Valuation Agent, (i) not later than each Calculation Date, a summary of each servicer report in the form set forth in Exhibit I setting forth the Portfolio Characteristics (as defined in the Valuation Agreement) of the Financed Loans, all as of the last day of the immediately preceding calendar month; and (ii) not later than each Calculation Date, (A) the balances in the Collection Account (including a breakout of principal and interest received with respect to the Financed Loans) and the Cash Reserve Account, and (B) the Liabilities, all as of the last day of the immediately preceding calendar month in the form set forth in Exhibit J.

        SECTION 6.10. UCC MATTERS; PROTECTION AND PERFECTION OF PLEDGED COLLATERAL; DELIVERY OF DOCUMENTS. The Issuer will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of the Issuer referred to in Article V(j) or, upon 30 days' prior written notice to the Trustee and the Agents, at such other locations within the United States where all actions reasonably requested by any Agent to protect and perfect the interest of the Issuer and the Secured Creditors in the Pledged Collateral have been taken and completed. The Issuer will not make any change to its name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names, unless prior to the effective date of any such name change or use, the Issuer delivers to each Agent such executed financing statements as any Agent may request to reflect such name change or use, together with such other documents and instruments as any Agent may request in connection therewith. The Issuer agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that any Agent may reasonably request in order to perfect, protect or more fully evidence the Trustee's interest in the Pledged Collateral for the benefit of the Secured Creditors, or to enable the Trustee or the Required Note Purchasers to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Issuer will:
(a) execute and file such financing or continuation statements or, upon the request of any Agent, amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as any such Agent may request, and (b) mark its master data processing records evidencing such Pledged Collateral with a legend acceptable to each Agent, evidencing that the Trustee, for the benefit of the Secured Creditors, has acquired an interest therein as provided in this Agreement. The Issuer hereby authorizes the Trustee, or any Secured Creditor on behalf of the Issuer, to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Collateral now existing or hereafter arising without the signature of the Issuer where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Collateral, or any part thereof shall be sufficient as a financing statement. If the Issuer or the Trustee fails to perform any of its agreements or obligations under this Section 6.10, any Secured Creditor may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of such Secured Creditor incurred in connection therewith shall be payable by the Issuer upon the such Secured Creditor's demand therefor. For purposes of enabling any such Secured Creditor and the Trustee to exercise their respective rights described in the preceding sentence and elsewhere in this Agreement, the Issuer hereby authorizes, and irrevocably grants a power of attorney to, the Secured Creditors, the Trustee and their respective successors and assigns to take any and all steps in the Issuer's name and on behalf of the Issuer necessary or desirable, in the determination of the Secured Creditors or the Trustee, as the case may be, to collect all amounts due under any and all Financed Loans and other Pledged Collateral, including, without limitation, endorsing the Issuer's name on checks and other instruments representing Collections and enforcing such Financed Loans and other Pledged Collateral.

        SECTION 6.11. OBLIGATIONS OF THE ISSUER WITH RESPECT TO PLEDGED COLLATERAL. The Issuer will (a) at its expense, regardless of any exercise by any Secured Creditor of its rights hereunder, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents included in the Pledged Collateral to the same extent as if Pledged Collateral had not been pledged hereunder, and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Collateral. In no event shall any Secured Creditor have any obligation or liability with respect to any Financed Loans or other instrument document or agreement included in the Pledged Collateral, nor shall any of them be obligated to perform any of the obligations of the Issuer or any of its Affiliates thereunder. The Issuer will timely and fully comply in all respects with each Transaction Document.

        SECTION 6.12. COLLATERAL CALL. The Issuer shall maintain at all times the Minimum Asset Coverage Requirement. If the Issuer is notified by the Valuation Agent that the Asset Coverage Ratio is below the Minimum Asset

Coverage Requirement, the Issuer shall deposit cash or Eligible Loans (valued at no greater than the aggregate Principal Balance thereon), within three Business Days, or such other period as agreed to by the Required Note Purchasers in writing, of receipt of notice from the Valuation Agent, in the Collection Account of the Trust Estate the amount specified by the Valuation Agent as necessary to meet the Minimum Asset Coverage Requirement.

        SECTION 6.13. GUARANTOR LIMITATIONS. The Issuer shall not permit any Financed Loan to be guaranteed by any guaranty agency or entity other than (a) those specifically named in the definition of the term "Trustee Guarantee Agreements" in Section 1.01 hereof or (b) any other guaranty agency or entity specifically approved as a Guarantor by each Agent in advance in writing.

                                  ARTICLE VII

                                EVENTS OF DEFAULT

        If any of the following events ("Events of Default") shall occur:

                (a) the Issuer fails to pay any of its Obligations under this Agreement or any of the other Transaction Documents when such Obligations are due or are declared due and such failure shall remain unremedied for one Business Day;

                (b) any representation or warranty made or deemed to be made by the Issuer (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made;

                (c) the Issuer shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed (other than in Section 6.12 hereof) and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been received;

                (d) the Trustee, for the benefit of the Secured Creditors, shall, for any reason, cease to have a valid and perfected first priority security interest in any of the Pledged Collateral; the Issuer shall, for any reason, cease to have a valid and perfected first priority ownership interest in each Financed Loan and Collections with respect thereto;

                (e) an Event of Bankruptcy shall have occurred with respect to the Issuer;

                (f) entry of a judgment or judgments in the aggregate in excess of $100,000 against the Issuer which are not (i) stayed, bonded, vacated, paid or discharged within 30 days after entry or (ii) fully covered by insurance as to which the insurance carrier has acknowledged coverage to the Issuer in writing within 30 days after entry;

                (g) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Issuer to the Agents, DFC and TRFC prior to the date of execution and delivery of this Agreement is pending against Issuer or Affiliate hereof, (ii) any material development has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, or (iii) any litigation, governmental proceeding, arbitration proceeding or other event has occurred since the date of execution hereof which, in the case of clause (i), (ii) or (iii) in the opinion of the Required Note Purchasers, has a Material Adverse Effect;

                (h) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Issuer and such lien shall not have been released within 60 days, or the Pension Benefit Guarantee Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to
        Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of the Issuer or any of its Affiliates and such lien shall not have been released within 60 days;

                (i) a Servicer Event of Default shall have occurred or any Servicing Agreement shall not be in full force and effect for any reason, and, in either case, such Servicer or Servicing Agreement, as the case may be, shall not be replaced by a Servicer or a Servicing Agreement, as the case may be, acceptable to the Required Note Purchasers within 60 days of such event; provided, however, the foregoing event shall not be an "Event of Default" hereunder if such Servicer Event of Default arises under a Servicing Agreement with a Servicer that is not an Affiliate of the Seller and within the 30 days of the occurrence of such event, all Financed Loans then serviced by such Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement;

                (j) at any time the sum of the aggregate outstanding Principal Balance of all Financed Loans that are Proprietary Loans exceeds 20% of the aggregate outstanding Principal Balance of all Financed Loans;

                (k) the Issuer shall fail to perform or observe the covenant set forth in Section 6.12 hereof;

                (l) the occurrence of an event or circumstance that has a Material Adverse Effect;

                (m) at any time the sum of the aggregate outstanding Principal Balance of Financed Loans serviced by Servicers for which the reporting of financial information to the Agents is not permitted under their Servicing Agreements shall exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans;

                (n) at any time the sum of the aggregate outstanding Principal Balance of Financed Loans that are rehabilitated Consolidation Loans exceeds 3% of the aggregate outstanding Principal Balance of all Financed Loans;

                (o) after 180 days from any funding under a Liquidity Agreement, one or more Liquidity Note Purchases remain unpaid to the Liquidity Note Purchaser; or

                (p) information in any of the reports described in Exhibits C, D or E hereof or in the reports described in the Valuation Agent Agreement, shall prove to have been false or incorrect in any material respect and such false or incorrect information shall remain uncorrected for three Business Days after written notice thereof shall have been received;

then, and in any such event, the Agents may, by notice to the Issuer and the Trustee, declare the Termination Date to have occurred, whereupon all of the Obligations shall become immediately due and payable, except that, in the case of any event described in subsection (e) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event and all of the Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Issuer. Upon any such declaration or automatic occurrence, the Trustee and the Majority Note Purchasers shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. The rights and remedies of a secured party which may be exercised by the Trustee and/or the Majority Note Purchasers pursuant to this Article VII shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee or the Majority Note Purchasers may deem commercially reasonable. Any sale or transfer by the Trustee and/or the Majority Note Purchasers of Financed Loans shall only be made to an Eligible Lender. The Issuer agrees that, to the extent notice of sale shall be required by law, 10 Business Days' notice to the Issuer of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Trustee to sell the Pledged Collateral to an Eligible Lender on an "as is" basis, without representation or warranty of any kind. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                                  ARTICLE VIII

                                     TRUSTEE

        SECTION 8.01. ACCEPTANCE OF TRUST. The Trustee hereby accepts the trusts imposed upon it by this Agreement, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

                (a) Except during the continuance of an Event of Default,

                        (i) the Trustee undertakes to perform such duties and
                only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee; and

                        (ii) in the absence of bad faith on its part, the
                Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon

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

                certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Agreement and whether or not they contain the statements required under this Agreement.

                (b) In case an Event of Default has occurred and is continuing, the Trustee, in exercising the rights and powers vested in it by this Agreement, shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                (c) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                (d) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

        SECTION 8.02. TRUSTEE'S RIGHT TO RELIANCE. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, servicer's report appraisal, opinion or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with experts and with counsel (who may be counsel for the Issuer or the Trustee), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

        Whenever in the administration hereof the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an officer of the Issuer, an Agent or the Required Note Purchasers; provided, however, that the Trustee may not delay any action required hereunder after receipt of a certificate because the Trustee has failed to receive such certificate.

        The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby; provided, however, that the Trustee shall be liable for its negligence or willful misconduct in taking such action.

        To the extent otherwise permitted by the terms of this Agreement, the Trustee is authorized, to sell, assign, transfer, convey, or repurchase Financed Loans in accordance with a Issuer, Agent or Note Purchaser request, provided that no such Financed Loan may be sold, assigned, transferred, or conveyed to any Person who is not an Eligible Lender. The Trustee is further authorized to enter into agreements with other Persons, in its capacity as Trustee, in order to carry out or implement the terms and provisions of this Agreement.

        SECTION 8.03. COMPENSATION OF TRUSTEE. The Issuer shall pay to the Trustee from time to time pursuant to Section 2.05(c)(vi) reasonable compensation for all services rendered by it hereunder, as set forth in the letter agreement dated September 10, 1999 and attached as Exhibit F hereto, and also all its reasonable expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trusts hereby created. The Trustee may not change the amount of its annual compensation without giving the Issuer at least 90 days' written notice prior to the beginning of a calendar year and without the written consent of the Agents, which consent shall not be unreasonably withheld.

        SECTION 8.04. RESIGNATION OF TRUSTEE. The Trustee and any successor to the Trustee may resign and be discharged from the trust created by this Agreement by giving to the Issuer and the Agents notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Trustee shall have been appointed pursuant to Section
8.06 hereof (and is qualified to be the Trustee under the requirements of Section 8.06 hereof). If no successor Trustee has been appointed by the date specified or within a period of 90 days from the receipt of the notice by the Issuer and the Agents, whichever period is the longer, the Trustee may (a) appoint a temporary successor Trustee having the qualifications provided in
Section 8.06 hereof or (b) request a court of competent jurisdiction to (i) require the Issuer to appoint a successor, as provided in Section 8.06 hereof, within three days of the receipt of citation or notice by the court, or (ii) appoint a Trustee having the qualifications provided in Section 8.06 hereof. In no event may the resignation of the Trustee be effective until a qualified successor Trustee shall have been selected and appointed. In the event a temporary successor Trustee is appointed pursuant to (a) above, the Issuer may remove such temporary successor Trustee and appoint a successor thereto pursuant to Section 8.06 hereof.

        SECTION 8.05. REMOVAL OF TRUSTEE. The Trustee or any successor Trustee may be removed (a) by the Issuer for cause or upon the sale or other disposition of the Trustee or its trust functions, or (b) by the Issuer without cause so long as no Event of Default exists or has existed within the last 90 days, upon payment to the Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Issuer and acceptance thereof by said successor.

        In the event a Trustee (or successor Trustee) is removed, by any person or for any reason permitted hereunder, such removal shall not become effective until the successor Trustee has accepted appointment as such.

        SECTION 8.06. SUCCESSOR TRUSTEE. In case at any time the Trustee or any successor Trustee shall resign, be dissolved, cease to be an "eligible lender" as defined in the Higher Education Act, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Trustee or of any successor Trustee or of its officers shall be taken over by any public officer or officers, a successor Trustee may be appointed by the Issuer by an instrument in writing duly authorized by resolution. In the case of any such appointment by the Issuer of a successor to the Trustee, the Issuer shall forthwith cause notice thereof to the Agents.

        Every successor Trustee appointed by the Issuer shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $50,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state authority, and be an Eligible Lender.

        SECTION 8.07. MANNER OF VESTING TITLE IN TRUSTEE. Any successor Trustee appointed hereunder shall execute, acknowledge, and deliver to its predecessor Trustee, and also to the Issuer and the Agents, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed, or conveyance shall become fully vested with all the estate, properties, rights, powers, trusts, duties and obligations of its predecessors in trust hereunder (except that the predecessor Trustee shall continue to have the benefits to indemnification hereunder together with the successor Trustee), with like effect as if originally named as Trustee herein; but the Trustee ceasing to act shall nevertheless, on the written request of the Issuer, or an authorized officer of the successor Trustee, execute, acknowledge, and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Trustee all the right, title, and interest of the Trustee which it succeeds, in and to the Pledged Collateral and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act also, upon like request, pay over, assign, and deliver to the successor Trustee any money or other property or rights subject to the lien of this Agreement, including any pledged securities which may then be in its possession. Should any deed or instrument in writing from the Issuer be required by the successor Trustee for more fully and certainly vesting in and confirming to such new Trustee such estate, properties, rights, powers, and duties, any and all such deeds and instruments in writing shall on request be executed, acknowledged and delivered by the Issuer.

        SECTION 8.08. SERVICING AGREEMENT. The Trustee acknowledges the receipt of copies of the Servicing Agreements and Custodian Agreements attached as Exhibit G hereto.

        SECTION 8.09. TRUSTEE COVENANTS WITH RESPECT TO "ELIGIBLE LENDER" STATUS. The Trustee covenants as follows:

                (a) The Trustee represents and warrants that it satisfies the requirements to be an "eligible lender" as that term is defined in the Higher Education Act and covenants that it will remain an "eligible lender" so long as the Trustee remains Trustee under this Agreement; provided, however, that the Trustee shall have no responsibility or liability hereunder if it fails to remain as an "eligible lender" as a result of the actions or inactions of the Issuer or any Servicer; and

                (b) The Trustee shall take such actions, but only such actions, with respect to being an "eligible lender" as shall be reasonably requested by the Issuer; such actions do not include taking steps or instituting suits, actions or proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder, for which the Issuer is solely responsible.

        SECTION 8.10. TRUSTEE'S STATUS AS AN "ELIGIBLE LENDER." For the purposes of this Agreement, all documents, agreements, understandings and arrangements relating to this Agreement that are executed by the Trustee have been executed by the Trustee with the understanding that it may be deemed to be an "eligible lender" under the Higher Education Act. The Issuer hereby acknowledges the fact that the Trustee may be deemed an "eligible lender" under the Higher Education Act and thus may be subject to certain liabilities because of such status and that the Trustee is willing to accept the status of "eligible lender" hereunder as an accommodation to the Issuer, and the Issuer hereby agrees that it will indemnify and hold harmless the Trustee and its officers, directors, employees and agents for any and all liability which may be incurred because of Trustee's status as an "eligible lender" or because of the Trustee's entering into the Agreement or any of the other Transaction Documents that results from the actions or inactions of the Issuer or any Servicer.

                                   ARTICLE IX

                                 INDEMNIFICATION

        Without limiting any other rights which the Note Purchasers, the Agents, the Trustee or any of their respective Affiliates may have hereunder or under applicable law, and notwithstanding any limitation on recourse to the Issuer set forth in this Agreement or any of the other Transaction Documents or any Liquidity Agreement, the Issuer hereby agrees to indemnify the Note Purchasers, the Agents, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement, any Liquidity Agreement or the Pledged Collateral, excluding, however, Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct of the Person seeking indemnification. Without limiting the foregoing, the Issuer shall indemnify the Note Purchasers, the Agents, the Trustee and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates for Indemnified Amounts relating to or resulting from:

                (a) any Financed Loan treated as or represented by the Issuer to be an Eligible Loan which is not at the applicable time an Eligible Loan;

                (b) any representation or warranty made or deemed made by the Issuer, a Servicer or any of their respective officers under or in connection with this Agreement or any other Transaction Document, which shall have been false or incorrect when made or deemed made or delivered;

                (c) the failure by the Issuer or a Servicer to comply with any term, provision or covenant contained in this Agreement or any other Transaction Document, or with any applicable law, rule or regulation with respect to any Pledged Collateral, or the nonconformity of any Financed Loan or any other Pledged Collateral with any such applicable law, rule or regulation;

                (d) the failure to vest and maintain vested in the Trustee for the benefit of the Secured Creditors or to transfer to the Trustee, a first priority security interest in any of the Pledged Collateral, free and clear of any Adverse Claim (except as otherwise provided herein);

                (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Pledged Collateral;

                (f) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Financed Loan or any Servicer to the payment of any obligation otherwise owing under a Transaction Document (including, without limitation, a defense based on such Financed Loan or obligation or the related Transaction Document not being a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms);

                (g) any failure of the Issuer to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or any failure by the Issuer to perform its respective duties in respect of the Financed Loans;

                (h) any breach of contract by the Issuer or any claim or action of whatever sort arising out of or in connection with any Transaction Document or the transactions contemplated thereby;

                (i) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Pledged Collateral;

                (j) any repayment by the Note Purchasers of any amount previously distributed in payment of Note Purchases or payment of Yield or any other amount due hereunder, in each case which amount any such Note Purchaser believes in good faith is required to be repaid;

                (k) the commingling by the Issuer or any of its Affiliates of Collections at any time with other funds;

                (l) any investigation, litigation or proceeding expressly related to this Agreement, any Liquidity Agreement or any other Transaction Document or the use of proceeds of Note Purchases or the Pledged Collateral or in respect of any Financed Loan;

                (m) any failure by the Issuer to give reasonably equivalent value to any Seller in consideration for the Financed Loans sold, or deemed to have been sold, to it by such Seller, or any attempt by any Person to void or otherwise avoid any such transaction under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                (n) any failure of the Issuer or any of its agents or representatives to remit to the Trustee, Collections of Financed Loans and other Pledged Collateral remitted to the Issuer or any such agent or representative.

        Any amounts subject to the indemnification provisions of this Article IX shall be paid by the Issuer to the Note Purchasers, the Agents, the Trustee or their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, as the case may be, for the benefit of the applicable payee, within two Business Days following written demand therefor.

                                   ARTICLE X

                                  MISCELLANEOUS

        SECTION 10.01. AMENDMENTS AND WAIVERS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Issuer, the Required Note Purchasers and, to the extent affected thereby, the Trustee, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Issuer shall be effective without the written concurrence of the Required Note Purchasers. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 10.02. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including electronic mail or other form of electronic transmission and communication by facsimile copy) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address (which may be an electronic mail address or other address for electronic delivery) as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first-class postage prepaid, (b) notice by electronic mail, other electronic transmission or facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.
Section 10.03. No Waiver; Remedies. No failure on the part of the Trustee, the Agents or the Note Purchasers to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        SECTION 10.04. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Issuer, the Note Purchasers, the Agents, the Trustee and their respective successors and permitted assigns (subject to this Section 10.04). This Agreement and the Note Purchasers' rights and obligations hereunder and under the Notes and interest herein and in the Notes shall be assignable in whole or in part (including by way of the sale of participation interests therein or by assignment by an Agent of any of its assigns of the whole or any part of the Commitment) by the Note Purchasers and its successors and assigns; provided, however, that the Note Purchaser shall not transfer or assign its interests in the Notes if immediately after such transfer or assignment, the Notes would be owned by more than 100 persons as described in Treasury Regulation 1.7704-1(h). The Issuer may not assign any of its rights and obligations hereunder and under the Notes or any interest herein and in the

Notes without the prior written consent of the Agents. The Note Purchasers and the Agent may not assign any of their rights and obligations hereunder and under the Notes or any interest herein or in the Notes without the prior written consent of the Issuer; provided, however, the Note Purchasers and the Agent may assign their respective rights to any Affiliates, Liquidity Providers, commercial paper conduits administered by an Agent or for whom an Agent acts as referral agent and collateral agents without the consent of the Issuer. The parties to each assignment or participation made pursuant to this Section 10.04 shall execute and deliver to the applicable Agent and the Administrative Agent for their acceptance and recording in their respective books and records, an assignment or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Issuer. Each such assignment or participation shall be effective as of the date specified in the agreement or instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Note Purchasers shall notify the Issuer of any assignment or participation thereof made pursuant to this Section 10.04. Subject to Section 10.11, the Note Purchasers may not, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 10.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Issuer and the Pledged Collateral furnished to the Note Purchasers by or on behalf of the Issuer, without either (a) first obtaining the prior written consent of the Issuer, which consent shall not be unreasonably withheld, or (b) delivering to the Issuer a written agreement signed by the proposed assignee or participant, for the Issuer's benefit and otherwise in form and substance reasonably acceptable to the Issuer pursuant to which the proposed assignee or participant agrees to maintain the confidentiality of the information concerning the Issuer and the Financed Loans that may be provided to it by an Agent or any Note Purchaser.

        SECTION 10.05. SURVIVAL. The rights and remedies with respect to any breach of a representation and warranty made by the Issuer pursuant to Article V and the indemnification and payment provisions of Articles VIII and IX and Sections 2.16, 10.08, 10.09, 10.11 and 10.12 shall be continuing and shall survive the termination of this Agreement.

        SECTION 10.06. GOVERNING LAW; SEVERABILITY. This Agreement shall be construed in all respects in accordance with, and governed by the internal laws (as opposed to conflicts of law provisions) of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

        SECTION 10.07. GOVERNING LAW; JURY WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE TRUSTEE, FOR THE BENEFIT OF THE SECURED CREDITORS, IN THE COLLATERAL, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

        SECTION 10.08. COSTS, EXPENSES AND TAXES. In addition to the rights of indemnification granted to the Note Purchasers, the Agents, the Trustee and their respective Affiliates under Article IX hereof, and notwithstanding any limitation on recourse set forth herein, the Issuer agrees to pay on demand all reasonable costs and expenses of each Note Purchaser, each Agent and the Trustee incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), or any amendment or modification of, or any waiver or consent issued in connection with, this Agreement, the Liquidity Agreements or any other Transaction Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Trustee and each of the Note Purchasers and Agents with respect thereto and with respect to advising the Trustee, the Agents and the Note Purchasers as to their respective rights and remedies hereunder or thereunder, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Trustee, the Agents or the Note Purchasers in connection with the enforcement of this Agreement, the Liquidity Agreements and the other Transaction Documents.

        SECTION 10.09. RECOURSE AGAINST CERTAIN PARTIES. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Note Purchasers as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of any Note Purchasers or any incorporator, affiliate, stockholder, officer, employee or director of any Note Purchasers or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Note Purchasers contained in this Agreement and all of the other agreements, instruments and documents entered into by each such Note Purchaser pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Note Purchaser, and that no personal liability whatsoever shall attach to or be incurred by any administrator of any Note Purchaser or any incorporator, stockholder, affiliate, officer, employee or director of any Note Purchaser or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of any such Note Purchaser contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of any Note Purchaser and each incorporator, stockholder, affiliate, officer, employee or director of any such Note Purchaser or of any such administrator, or any of them, for breaches by any Note Purchaser of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 10.09 shall survive the termination of this Agreement.

        SECTION 10.10. EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this

Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

        SECTION 10.11. CONFIDENTIALITY. The Trustee, each Agent and each of the Note Purchasers each agree to keep confidential and not disclose any non-public information or documents related to the Issuer or any Affiliate of the Issuer delivered or provided to such Person in connection with this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby and which are clearly identified in writing by the Issuer or such Affiliate as being confidential; provided, however, that each of the Trustee and each of the Agents and Note Purchasers may disclose any such information (a) to the extent required or deemed necessary and/or advisable by such Person's counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree, (b) to its officers, directors, employees, accountants, auditors and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality, (c) to or by any liquidity or credit provider for DFC, PARCO or TRFC, any potential liquidity or credit provider for DFC, PARCO or TRFC, or any assignee or participant or potential assignee or participant of any liquidity or credit provider for DFC, PARCO or TRFC, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality, (d) to any assignee, participant, or potential assignee or participant of or with any Note Purchaser, any Agent or the Trustee, provided such Person agrees to be bound by the confidentiality provisions hereof or similar hereto, (e) to bank examiners and any other Person to whom the Trustee, any Agent, any Note Purchaser, any such liquidity or credit support provider or assignee or participant is required by law, regulation, decree or order to make such disclosure, (f) in connection with the enforcement hereof or of any of the other Transaction Documents or any Liquidity Agreement, (g) to any rating agency rating the commercial paper notes of a Note Purchaser, and (h) to such other Persons as may be approved by the Issuer. Notwithstanding the foregoing, the foregoing obligations shall not apply to any such information, documents or portions thereof that: (i) were of public knowledge or literature generally available to the public at the time of such disclosure or (ii) have become part of the public domain by publication or otherwise, other than as a result of the failure of the Trustee, the applicable Note Purchaser, the applicable Agent or any of their respective employees, directors, officers, advisors, accountants, auditors, or legal counsel to preserve the confidentiality thereof.

        SECTION 10.12. NO PROCEEDINGS.

                (a) Each of the Trustee and the Issuer agrees that it shall not file, or join in the filing of, cooperate with any Person in the filing of, or encourage any Person with respect to the filing of a petition against such Conduit Note Purchaser under the federal bankruptcy laws, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against such Conduit Note Purchaser.

                (b) Each Note Purchaser and each Agent agrees that it shall not at any time file, or join in the filing of, cooperate with any Person in the filing of, or encourage any Person with respect to the filing of a petition against the Issuer under the federal bankruptcy laws, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against the Issuer.

        SECTION 10.13. SECTION TITLES. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

        SECTION 10.14. ENTIRE AGREEMENT. This Agreement, including all Exhibits, Schedules and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

                                   ARTICLE XI

                                   THE AGENTS

        SECTION 11.01. AUTHORIZATION AND ACTION OF ADMINISTRATIVE AGENT. Each Conduit Note Purchaser and Agent hereby accepts the appointment of and authorizes the Administrative Agent to take such action as agent on behalf of such Conduit Note Purchaser and Agent and to exercise such powers as are delegated to such Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Except for actions which the Administrative Agent is expressly required to take pursuant to this Agreement, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to applicable law unless the Administrative Agent shall receive further assurances to its satisfaction from the applicable Conduit Note Purchaser or Agent, of the indemnification obligations under Section 11.04 against any and all liability and expense which may be incurred in taking or continuing to take such action. Each Agent agrees to give to each of its respective Note Purchasers prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to the Note Purchasers) given to it by the Issuer, any Seller, any Servicer, the Valuation Agent, or the Trustee, pursuant to the terms of this Agreement.

        SECTION 11.02. AUTHORIZATION AND ACTION OF AGENTS. Each Conduit Note Purchaser hereby accepts the appointment of and authorizes its related Agent to take such action as agent on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. Each Agent agrees to give to each of its respective Note Purchasers prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to the Note Purchasers) given to it by the Issuer, any Seller, any Servicer, the Valuation Agent, or the Trustee, pursuant to the terms of this Agreement. Except for actions which any Agent is expressly required to take pursuant to this Agreement, as the case may be, such Agent shall not be required to take any action which exposes such Agent to personal liability or which is contrary to applicable law unless such Agent shall receive further assurances to its satisfaction from its related Liquidity Provider(s) of the indemnification obligations under Section 11.06 against any and all liability and expense which may be incurred in taking or continuing to take such action.

        SECTION 11.03. AGENCY TERMINATION. Subject to Sections 11.06 and 11.08, the appointment and authority of the Administrative Agent and the Agents hereunder shall terminate upon the payment to (a) each Note Purchaser of all amounts owing to such Note Purchaser hereunder and under the Notes and (b) the Agents and the Administrative Agent of all amounts due hereunder and under the Notes.

        SECTION 11.04. AGENTS' RELIANCE, ETC. Neither the Administrative Agent, the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it as Administrative Agent or as Agents under or in connection with this Agreement or any related agreement or document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent and each Agent: (a) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Note Purchaser and shall not be responsible to any Note Purchaser for any statements, warranties or representations made by the Issuer, any Seller, any Servicer, any Guarantor, or the Valuation Agent in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Issuer, any Servicer, any Seller, any Guarantor or the Valuation Agent or to inspect the property (including the books and records) of the Issuer, any Servicer, any Seller, any Guarantor or the Valuation Agent;
(d) shall not be responsible to any Note Purchaser, as the case may be, for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by electronic mail or other electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

        SECTION 11.05. ADMINISTRATIVE AGENT, AGENTS, AND AFFILIATES. The Administrative Agent and each Agent and its Affiliates may generally engage in any kind of business with the Trustee, any Servicer, the Issuer, any Guarantor or any Seller, any of their respective Affiliates and any Person who may do business with or own securities of any Servicer, the Issuer, any Guarantor or any Seller or any of their respective Affiliates, all as if JPMorgan Chase Bank were not the Administrative Agent and without any duty to account therefor to the Agents or the Note Purchasers and as if such parties were not Agents and without any duty to account therefor to their respective related Note Purchasers.

        SECTION 11.06. [RESERVED].

        SECTION 11.07. PURCHASE DECISION. Each Note Purchaser acknowledges that it has, independently and without reliance upon its related Agent or the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to purchase an interest in the Notes. Each Note Purchaser also acknowledges that it will, independently and without reliance upon its related Agent or the Administrative Agent or any of their respective Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement or any related agreement, instrument or other document.

        SECTION 11.08. SUCCESSOR AGENTS. The Administrative Agent or any Agent may resign at any time by giving five days' written notice thereof to each Agent (in the case of the Administrative Agent's resignation) or to the related Conduit Note Purchaser and Liquidity Provider(s) (in the case of an Agent's resignation), as applicable, the Issuer and the Trustee. Upon any such resignation, the Agents or related Note Purchasers, as applicable, shall have the right to appoint a successor Administrative Agent or Agent approved by the Issuer (which approval will not be unreasonably withheld or delayed). If no successor Administrative Agent or Agent shall have been so appointed and shall have accepted such appointment, within sixty days after the retiring Administrative Agent's or Agent's giving of notice of resignation, then the retiring Administrative Agent or Agent may, on behalf of the Agents or the related Note Purchasers, as applicable, appoint a successor Administrative Agent or Agent. If such successor Administrative Agent or Agent is not an Affiliate of the resigning Administrative Agent or Agent, such successor Administrative Agent or Agent shall be subject to the Issuer's prior written approval (which approval will not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent or Agent hereunder by a successor Administrative Agent or Agent, such successor Administrative Agent or Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent or Agent, and the retiring Administrative Agent or Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's or Agent's resignation hereunder as Administrative Agent or Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent or Agent under this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 THE ISSUER:

                                 NHELP-III, INC.


                                 By   /s/ Terry J. Heimes
                                    --------------------------------------------
                                     Terry J. Heimes, Vice President

                                 c/o Nelnet, Inc.
                                 121 South 13 Street, Suite 201
                                 Lincoln, NE  68508
                                 Attn: Terry J. Heimes
                                 Telephone: (402) 458-2303
                                 Facsimile: (402) 458-2399


                                 THE NOTE PURCHASERS:

                                 DELAWARE FUNDING COMPANY LLC

                                 By: JPMorgan Chase Bank, as attorney-in-fact
                                     for Delaware Funding Company LLC

                                     By /s/ Bradley S. Schwartz
                                       -----------------------------------------
                                     Name  Bradley S. Schwartz
                                         ---------------------------------------
                                     Title  Managing Director
                                          --------------------------------------

                                     JPMorgan Chase Bank
                                     Institutional Trust Services
                                     4 New York Plaza, 6th Floor
                                     New York, NY  10004
                                     Attn: ITS Conduit Administration
                                     Telephone:  (212) 623-5370
                                     Facsimile:  (212) 623-5980
                                     cpadmin@jpmchase.com
                                     --------------------

                                     with a copy to:

                                     JPMorgan Services, Inc.
                                     500 Stanton Christiana Road, 2CS
                                     Newark, DE  19713
                                     Attn: Lisa Haines
                                     Telephone:  (302) 634,5494
                                     Facsimile:  (302) 634-5490

                                 PARK AVENUE RECEIVABLES COMPANY LLC

                                 By /s/ Andrew L. Stidd
                                    --------------------------------------------
                                 Name  Andrew L. Stidd
                                     -------------------------------------------
                                 Title   President
                                      ------------------------------------------

                                        JPMorgan Chase Bank
                                        Institutional Trust Services
                                        4 New York Plaza, 6th Floor
                                        New York, NY  10004
                                        Attn: ITS Conduit Administration
                                        Telephone:  (212) 623-5370
                                        Facsimile:  (212) 623-5980
                                        cpadmin@jpmchase.com
                                        --------------------

                                        with a copy to:

                                        JPMorgan Services, Inc.
                                        500 Stanton Christiana Road, 2CS
                                        Newark, DE  19713
                                        Attn: Lisa Haines
                                        Telephone:  (302) 634,5494
                                        Facsimile:  (302) 634-5490


                                 THREE RIVERS FUNDING CORPORATION


                                 By  /s/ Bernard J. Angelo
                                     -------------------------------------------
                                 Name   Bernard J. Angelo
                                     -------------------------------------------
                                 Title  Vice President
                                      ------------------------------------------

                                 c/o  Global Securitization Services, LLC
                                 25 West 43rd Street, Suite 704
                                 New York, NY 10036
                                 Attn: Mr. Bernard J. Angelo
                                 Fax: (212) 302-8767

                                 with a copy to the TRFC Agent.

                                 THE AGENTS:

                                 JPMORGAN CHASE BANK, as DFC Agent and
                                 Administrative Agent


                                 By   /s/ David Calabria
                                      ------------------------------------------
                                 Name    David Calabria
                                     -------------------------------------------
                                 Title  Authorized Agent
                                      ------------------------------------------

                                 JPMorgan Chase Bank
                                 Institutional Trust Services
                                 4 New York Plaza, 6th Floor
                                 New York, NY  10004
                                 Attn: ITS Conduit Administration
                                 Telephone:  (212) 623-5370
                                 Facsimile:  (212) 623-5980
                                 cpadmin@jpmorgan.com
                                 --------------------


                                 with a copy to:

                                 JPMorgan Services, Inc.
                                 500 Stanton Christiana Road, 2CS
                                 Newark, DE  19713
                                 Attention: Lisa Haines
                                 Telephone:  (302) 634,5494
                                 Facsimile:  (302) 634-5490


                                 JPMORGAN CHASE BANK, as PARCO Agent and
                                 Administrative Agent


                                 By   /s/ David Calabria
                                      ------------------------------------------
                                 Name    David Calabria
                                     -------------------------------------------
                                 Title  Authorized Agent
                                      ------------------------------------------

                                 JPMorgan Chase Bank
                                 Institutional Trust Services
                                 4 New York Plaza, 6th Floor
                                 New York, NY  10004
                                 Attn: ITS Conduit Administration
                                 Telephone:  (212) 623-5370
                                 Facsimile:  (212) 623-5980
                                 cpadmin@jpmorgan.com
                                 --------------------



                                 with a copy to:

                                 JPMorgan Services, Inc.
                                 500 Stanton Christiana Road, 2CS
                                 Newark, DE  19713
                                 Attention: Lisa Haines
                                 Telephone:  (302) 634,5494
                                 Facsimile:  (302) 634-5490

                                 MELLON BANK, N.A., as TRFC Agent


                                 By /s/ Mark R. Mershon
                                    --------------------------------------------
                                 Name   Mark R. Mershon
                                      ------------------------------------------
                                 Title   First Vice President
                                       -----------------------------------------

                                 One Mellon Bank Center
                                 Room 0410
                                 Pittsburgh, PA  15258-0001
                                 Attn: Ms. Jacquelyn Lobl
                                 Facsimile: (412) 234-5434


                                 THE TRUSTEE:

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION


                                  By  /s/  Susan E. Jacobsen
                                     -------------------------------------------
                                      Susan E. Jacobsen, Vice President

                                  Wells Fargo Bank, National Association
                                  6th & Marquette Avenue
                                  Minneapolis, MN  55479-0069
                                  Attn: Corporate Trust Services
                                  Telephone: (612) 667-4802
                                  Facsimile: (612) 667-2149

                                    EXHIBIT A

                       FORM OF SALE AND PURCHASE AGREEMENT

                                    EXHIBIT B

                        FORM OF VALUATION AGENT AGREEMENT

                                    EXHIBIT C

                                   DRAW NOTICE



                      NHELP-III, Inc. Warehousing Facility

        Date:  [2 Business Days prior to date Note Purchase is to be made]

        In accordance with Section 2.02 of the Amended and Restated Warehouse Note Purchase and Security Agreement dated as of March 1, 2004 (the "Agreement"), by and among NHELP-III, Inc. (the "Issuer"), Wells Fargo Bank, National Association (the "Trustee"), Delaware Funding Company LLC, Park Avenue Receivables Company LLC, Three Rivers Funding Corporation, JPMorgan Chase Bank, as DFC Agent, PARCO Agent and Administrative Agent, and Mellon Bank, as TRFC Agent, the Issuer hereby requests a Note Purchase in the amount and as of the date provided below.

Date of Issuance                                                                  ------------

Additional Issuance/Rollover Amount:
   Total Required Additional Issuance/Rollover Amount as                          ------------
      required pursuant to Exhibit D of the Agreement
New Issuance for the Funding of Student Loans:
   Aggregate Amount of Student Loans to be Financed
      Principal                                                  ------------

   Maximum Note Purchase Percentage                              ------------%
   Requested Note Purchase Percentage, not to exceed the
      Maximum Note Purchase Percentage provided above
   Amount of Issuance required for principal funding (Student    ------------%
      Loan Principal multiplied by Requested Note Purchase %)
   Amount of Issuance required for interest funding              ------------
   Total Amount of New Issuance
                                                                                  ============

Total Issuance to be Purchased
   (Sum of Additional Issuance/Rollover Amount and Amount of
      New Issuance, provided above)
                                                                                  ============

   If a  Liquidity Note Purchase, the requested Applicable
      (Liquidity Not Applicable) Interest Rate

Test of Facility Amount:
   Total available Facility Amount                                                 450,000,000

   Less the sum of:
      Total outstanding Note Purchases                            ------------
      Total projected Yield due on all outstanding Note Purchases ------------
         Total outstanding Note Purchases & Yield
                                                                                  ------------
    Remaining facility amount
                                                                                  ============

Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

        Please consider this proper authorization to transfer the above-requested Note Issuance to be purchased in the amount noted above to the Collection Account held by the Trustee on [DATE OF ISSUANCE]. Pursuant to
Article IV of the Agreement, I hereby certify that NHELP-III, Inc. has met the Conditions precedent to a Note Issuance as required and as described in such section. I further certify that to the best of my knowledge and belief, the amounts provided above are accurate and complete.

                                 NHELP-III, INC.


                                  By
                                     -------------------------------------------
                                      Terry J. Heimes, Vice President

                                    EXHIBIT D

                                 MONTHLY REPORT


                      NHELP-III, Inc. Warehousing Facility

 Calculation  Date:  [3rd Business Day preceding the end of each month]
             Calculation Period: [Calendar month immediately preceding the month in which calculation date occurs]
             Settlement Date: [First Business Day of each month]
             Collection Date: [6th Business Day preceding the end of each month]

                                                                  Interest   Principal   Total
                                                                 Collections Collections
Collections:
  Interest Payments received by Servicers                         ---------- ---------- ---------
  Government Interest & Special  Allowance Payments received
  (from DOE)                                                      ---------- ---------- ---------
  Interest on Collection Account                                  ---------- ---------- ---------
  Interest on Cash Reserve Account                                ---------- ---------- ---------
  Principal Payments received by Servicer                         ---------- ---------- ---------
  Reimbursement of Origination Fees (DOE)                         ---------- ---------- ---------
  Reimbursement of Guarantee Fees (guarantor or prior lender)     ---------- ---------- ---------
  Adjustments & Misc.                                             ---------- ---------- ---------

  Total Interest & Principal Collections received during the
  period from the prior                                           ---------- ---------- ---------
  Collection Date to the current Collection Date occurring during
  this Calculation Period                                         ========== ====================

  Required Additional Issuance                                                         ----------
  Total Collections and Additional Issuance                                            ----------

Payment Waterfall:
  1. Estimated Taxes payable prior to the next Settlement Date                         ----------
  2. Accrued and unpaid Servicer Fees and Custodian Fees as of
     the prior Calculation Period                                                      ----------
  3. Accrued  and  unpaid  Yield  due  and  owing  as  of  such
     Settlement Date                                                                   ----------
  4. Maturing Principal Amount of Note Purchases which are due
     as the Settlement Date                                      ---------
     Issuer designated Principal Reductions or Additions         ---------             ----------
     Total Net Rollover Amount of Note Purchases
                                                                 =========             ==========
  5. Accrued and unpaid Commitment Fees, including the
     Commitment Fee, as of the current Calculation Period                              ----------
  6. Accrued and unpaid fees and expenses with respect to the
     Financed Loans as of the prior Calculation Period                                 ----------
  7. Accrued and unpaid Trustee Fees as of the prior
     Calculation Period                                                                ----------
  8. Amounts necessary to restore the Cash Reserve  Account to the Cash Reserve  Requirement or  amounts allowed  to be
     withdrawn from the Cash Reserve Account                                           ----------
  9. Accrued and unpaid Portfolio Administration Fees as of
     the current Calculation Period                                                    ----------
 10. On the Settlement Date immediately following each
     Valuation Date, amounts Calculated pursuant to the
     provisions of Exhibit E, and as further directed by the
     Issuer                                                                            ----------
  Total Required Payments pursuant to Section  2.05(c)
  of the Agreement
                                                                                       ==========

        As an authorized representative of NHELP-III, Inc., I hereby certify that to the best of my knowledge and belief the amounts provided above are accurate and complete as determined on the Calculation Date and in accordance with the provisions of the Amended and Restated Warehouse Note Purchase and Security Agreement dated as of March 1, 2004 (the "Agreement"), by and among NHELP-III, Inc., Delaware Funding Company LLC, Park Avenue Receivables Company LLC, Three Rivers Funding Corporation, JPMorgan Chase Bank, Mellon Bank and Wells Fargo Bank, National Association, as trustee.

        Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

Date
     ---------------------------------

                                       NHELP-III, INC.


                                       By
                                          --------------------------------------
                                           Terry J. Heimes, Vice President

                                   EXHIBIT E-1

                    FORM OF ASSET COVERAGE RATIO CERTIFICATE


NHELP-III, Inc. Warehousing Facility

Aggregate Market Value:*

        1. Outstanding principal balance of Financed Loans, multiplied by the Loan Valuation Percentage

        2. Accrued and unpaid borrower interest, federal interest subsidies and special allowance payments

        3. Outstanding principal balance of Permitted Investments, including accrued and unpaid interest thereon

        4. Payments on Financed Loans or other assets received by the Servicer or the Issuer and not yet transferred to the Trustee

        5. The unamortized value of any prepaid expenses

        Total Aggregate Market Value

Liabilities:*

        1. Facility Amount Note Purchases

        2. Accrued and unpaid Yield and Commitment Fees

        3. Any other accrued and unpaid fees:

               (a)    Custodian Fees

               (b) Commitment Fees

               (c) Servicing Fees

               (d) Trustee Fees

               (e) Portfolio Administration Fees

               (f) Other

               Total Fees
--------------------------------

* Certain summary reports have been attached providing detailed calculations for the amounts provided above, or are available upon request.

        Total Liabilities

        Asset Coverage Ratio (Total Aggregate Market Value/Total Liabilities)  %

        As an authorized representative of NHELP-III, Inc., I hereby certify that to the best of my knowledge and belief the calculation of the Asset Coverage Ratio is accurate and complete as determined on the Calculation Date and in accordance with the provisions of the Amended and Restated Warehouse Note Purchase and Security Agreement dated as of March 1, 2004 (the "Agreement"), by and among NHELP-III, Inc., Delaware Funding Company LLC, Park Avenue Receivables Company LLC, Three Rivers Funding Corporation, JPMorgan Chase Bank, Mellon Bank and Wells Fargo Bank, National Association, as trustee.

        All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

Date
     ---------------------------
                                 NHELP-III, INC.


                                 By
                                    --------------------------------------------
                                     Terry J. Heimes, Vice President


                                     E-1-2

                                   EXHIBIT E-2

                        FORM OF CASH RELEASE CERTIFICATE


                      NHELP-III, Inc. Warehousing Facility

    Calculation Date (Quarterly): [3rd Business Day preceding the end of each
                 January 31, April 30, July 31, and October 31]

            Settlement Date following each Quarterly Valuation Date:
                    [February 1, May 1, August 1, November 1]

Corporate Trust Officer
Wells Fargo Bank,
  National Association
6th & Marquette
Minneapolis, MN

        Pursuant to Section 2.05(c)(ix) of the Amended and Restated Warehouse Note Purchase and Security Agreement dated as of March 1, 2004 (the "Agreement"), by and among NHELP-III, Inc. (the "Issuer"), Delaware Funding Company LLC, Park Avenue Receivables Company LLC, Three Rivers Funding Corporation, JPMorgan Chase Bank, Mellon Bank and Wells Fargo Bank, National Association, as trustee, you are hereby instructed to release funds in the amount of $____________ (the "Cash Release Amount" ) to be transferred to the Issuer or any other Person as directed by the Issuer (by wire transfer as directed by the Issuer) on the Settlement Date of ________________. The Cash Release Amount is the amount of funds permitted to be withdrawn pursuant to Exhibit D to the Agreement and as further permitted by the calculation of the Asset Coverage Ratio, included herewith. Provided below is the calculation of the restated Asset Coverage Ratio following the withdrawal of the Cash Release Amount. Additionally, provided in connection with this Cash Release Certificate is the Asset Coverage Ratio and the Valuation Report. As an authorized representative of NHELP-III, Inc., I hereby certify that to the best of my knowledge and belief the calculation of the Cash Release Amount and the restated Asset Coverage Ratio are accurate and complete as determined on the Calculation Date; and I further certify that any transfer hereunder shall not result in an Event of Default or a required collateral call pursuant to the provisions of the Agreement.

        All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

Restated Asset Coverage Ratio:
Total Aggregate Market Value
Less: Permitted Cash Release Amount                                 (-----)
Total Restated Aggregate Market Value

Total Liabilities calculated pursuant to Exhibit ----

Restated Asset Coverage Ratio                                       -----%

Required Release Ratio                                              -----%

Date
     --------------------------------

                                        NHELP-III, INC.


                                         By
                                            ------------------------------------
                                             Terry J. Heimes, Vice President


                                     E-2-2

                                    EXHIBIT F

                         TRUSTEE'S FEE LETTER AGREEMENT

                                    EXHIBIT G

                  COPIES OF SERVICING AND CUSTODIAN AGREEMENTS

                                    EXHIBIT H

                                  FORM OF NOTE


$___________                                                  September __, 2003

        NHELP-III, Inc., a Nevada corporation (the "Issuer"), promises to pay to the order of [Name of Agent], for the benefit of [Name of Conduit Note Purchaser] and [Liquidity Note Purchaser] (the "Agent") the lesser of the principal sum of ____________________ Dollars ($___________) or the aggregate unpaid principal amount of all Note Purchases made by the Agent, on behalf of the applicable Note Purchasers, pursuant to the Warehouse Security Agreement (as hereinafter defined), in immediately available funds at its office at ____________________ in _______________, together with Yield on the unpaid principal amount hereof at the rates and on the dates set forth in the Warehouse Security Agreement. The Issuer shall pay the principal of and accrued and unpaid Yield on this Note in the amounts and at the times required under the terms of the Warehouse Security Agreement.

        The Agent shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each Note Purchase and the date and amount of each principal payment hereunder on the schedule annexed hereto and any such recordation shall constitute prima facia evidence of the accuracy of the amount so recorded; provided, that the failure of the Agent to make such recordation (or any error in such recordation) shall not affect the obligations of the Issuer hereunder or under the Warehouse Security Agreement.

        This Note is issued pursuant to, and is entitled to the benefits of, the Amended and Restated Warehouse Note Purchase and Security Agreement dated as of March 1, 2004 (which, as it may be amended or modified and in effect from time to time, is herein called the "Warehouse Security Agreement"), among the Issuer, Wells Fargo Bank, National Association, as trustee, Delaware Funding Company LLC, Park Avenue Receivables Company LLC, Three Rivers Funding Corporation, JPMorgan Chase Bank and Mellon Bank, to which Warehouse Security Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured by the Pledged Collateral as more particularly described in the Warehouse Security Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Warehouse Security Agreement.

        THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE

        SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                                         NHELP-III, INC.


                                         By
                                            ------------------------------------
                                         Name
                                              ----------------------------------
                                         Title
                                               ---------------------------------

                                      ANNEX

               Schedule of Note Issuances and Principal Repayments


Date of Issuance or Repayment                     Amount

                                                  $-----------------

                                                  $-----------------

                                                  $-----------------

                                                  $-----------------

                                                  $-----------------

                                                  $-----------------

                                                  $-----------------

                                    EXHIBIT I

                       FORM OF SUMMARY OF SERVICER REPORT


                                 NHELP-III, Inc.
       Amended and Restated Warehouse Note Purchase and Security Agreement
                         Dated as of as of ____________


                           Stafford           PLUS/SLS             Consolidations          Total
                      ------------------  -----------------      ------------------  ------------------
                                  # of                # of                 # of               # of
                      Principal Accounts  Principal Accounts     Principal Accounts  Principal Accounts
Status:
  School
  Grace
  Deferred
  Repayment
  Claim
                      --------  ---------  -------  ----------  -------  ----------  --------  ---------
    Total
                      ========  =========  =======  ==========  =======  ==========  ========  =========

Delinquency:
  Delinquent
  Principal >30 days
  (Repayment Status Loans)

School Type:*
  Four Year
  Two Year
  Proprietary
  Consolidations
                      --------  ---------  -------  ----------  -------  ----------  --------  ---------
    Total
                      ========  =========  =======  ==========  =======  ==========  ========  =========

Guarantor:*





-------------------
*This information is provided based upon availability from the servicer.

                                    EXHIBIT J

                         FORM OF ACCOUNT BALANCE REPORT


                                 NHELP-III, Inc.
       Amended and Restated Warehouse Note Purchase and Security Agreement
                            Dated as of ____________

Collection Account:
                                                                  Government &
                                                                    Special
                                         Servicer     Servicer     Allowance                    Total
                                        Principal     Interest     Interest    Miscellaneous    Receipts/
                                         Receipts     Receipts      Payment      Receipts      Payments
                                         --------     --------      -------      --------      --------
Receipts
  Amounts held in Collection
    Account from previous
    Settlement Date
  Interest Received on Investments
                                      ------------  -----------  -----------   ------------  ------------
      Total    Collection    Account
                                      ============  ===========  ===========   ============  ============
      Receipts

Cash Reserve Account:
  Cash Reserve Account Balance
  Interest Received on Investments
  Cash Reserve Account Balance



                                    EXHIBIT K

                            ADDITIONAL CLOSING ITEMS


        1. Opinions of Counsel to Issuer and each Seller.

        2. Opinion of Counsel to Trustee.

        3. Evidence of establishment of Collection Account and Cash Reserve Account.

        4. UCC-1 Financing Statements (naming each seller as debtor and Issuer as secured party, and naming Issuer as debtor and Trustee as secured party).

        5. Officers' Certificate of Issuer and each Seller (including, in the case of the Issuer, articles of incorporation, by-laws, board resolutions and incumbency).

        6. Delivery to each Agent a Note in the name of such Agent setting forth
(i) the maximum principal amount equal to such Agent's Commitment Amount and
(ii) the actual amount of the Note Purchase of such Agent on the Closing Date.

        7. Schedule of all Financed Loans as of the Closing Date.

        8. All fees due and payable to the Agents on the Closing Date.

        9. Such other information, certificates, documents and actions as either Agent may reasonably request.

                                    EXHIBIT L

                         FORM OF PARTICIPATION AGREEMENT


        THIS PARTICIPATION AGREEMENT is made and entered into as of the ___ day of __________, 20__, by and between [NAME OF LENDER], a ____________________
(the "Lender"), in its individual capacity and as trustee, and NHELP-III, a Nevada corporation (the "Participant").

        WHEREAS, the Lender is or will be the owner and holder of FFELP Loans (as defined herein), or beneficial interests therein, originated by or on behalf of Lender or acquired by the Lender; and

        WHEREAS, the Lender desires to sell, and the Participant desires to purchase, an undivided 100% participation interest in certain FFELP Loans on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        As used in this Participation Agreement, the terms set forth above and in this Article shall have the meanings ascribed thereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Terms not defined herein shall have the meanings ascribed to such terms in the Warehouse Note Purchase and Security Agreement.

        "Administrative Agent" means JPMorgan Chase Bank, as the Administrative Agent under the Warehouse Note Purchase and Security Agreement, and any successor or assign in such capacity.

        "Agreement" means this Participation Agreement and any amendment or supplement hereto.

        "Borrower" means the student or parent obligor under an Eligible Loan.

        "Commitment Amount" means the aggregate outstanding principal balance of FFELP Loans up to an amount determined by Participant, participation interests in which are committed to be sold by Lender and purchased by the Participant pursuant to this Agreement.

        "Commitment Period" means the period of time commencing on the date first set forth above and terminating 364 days thereafter, and renewing thereafter for successive 364-day periods, unless either party gives written notice of intent to terminate to the other party and to the Administrative Agent and the Trustee at least 30 days prior to the termination of the initial Commitment Period or any renewal/extension Commitment Period. The Commitment Period shall terminate immediately upon a default by the Lender of any of its obligations hereunder.

        "Eligible Lender Trustee" means _____________________________, acting in its capacity as eligible lender trustee for the Lender, and not in its individual capacity.

        "Eligible Loan" means a FFELP Loan in which a participation interest is to be acquired by the Participant which (a) is either Insured or Guaranteed; (b) if such FFELP Loan is a subsidized Stafford loan, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments; if such FFELP Loan is a consolidation loan authorized under Section 428C of the Higher Education Act, qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments to the extent applicable; and if such FFELP Loan is a PLUS loan authorized under Section 428B of the Higher Education Act, a SLS loan authorized under Section 428A of the Higher Education Act, or an unsubsidized Stafford loan authorized under Section 428H of the Higher Education Act, such FFELP Loan qualifies the holder thereof to receive Special Allowance Payments; (c) complies with each representation and warranty with respect thereto contained herein (including Section 3.01 hereof); and (d) meets the other applicable criteria set forth in the Loan Purchase Regulations and is an "Eligible Loan" as defined under the terms of the Warehouse Note Purchase and Security Agreement.

        "Federal Contracts" means all agreements between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including, but not limited to, reimbursement of amounts paid or payable upon defaulted Eligible Loans and other student loans guaranteed by any Guarantee Agency and Interest Subsidy Payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

        "FFELP Loans" means loans, inclusive of the promissory notes evidencing such loans and the related documentation in connection with each thereof, which were originated pursuant to the Federal Family Education Loan Program and the Higher Education Act.

        "Guarantee" or "Guaranteed" means, with respect to a FFELP Loan, the guarantee by the Guarantee Agency, in accordance with the terms and conditions of the Guarantee Agreement, of the principal of and accrued interest on the FFELP Loan to the maximum extent permitted under the Higher Education Act on FFELP Loans which have been originated, held and serviced in full compliance with the Higher Education Act, and the coverage of the FFELP Loan by the Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Eligible Loans guaranteed by it to the extent of the maximum reimbursement allowed by the Federal Contracts.

        "Guarantee Agency" means a state agency or a private nonprofit institution or organization which administers a Guarantee Program within a State or any successors and assignees thereof administering the Guarantee Program which has entered into a Guarantee Agreement with the Lender or the Eligible Lender Trustee on behalf of the Lender.

        "Guarantee Agreement" means the Federal Contracts, an agreement between a Guarantee Agency and either the Lender or the Eligible Lender Trustee on behalf of the Lender providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on Eligible Loans, made or acquired by the Lender or the Eligible Lender Trustee on behalf of the Lender from time to time, and any other similar guarantee or agreement issued by a Guarantee Agency to the Lender or the Eligible Lender Trustee on behalf of the Lender pertaining to Eligible Loans.

        "Guaranteed Loans" means FFELP Loans that are Guaranteed.

        "Guarantee Program" means a Guarantee Agency's student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

        "Higher Education Act" means Title IV, Parts B, F and G, of the Higher Education Act of 1965, as amended or supplemented and in effect from time to time, or any successor enactment thereto, and all regulations promulgated thereunder and any directives issued by the Secretary of Education.

        "Interest Subsidy Payments" means interest subsidy payments authorized to be made by the Secretary of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulation.

        "Lender" means [Name of Lender], a ____________________, an "eligible lender" under criteria established by the Higher Education Act that has received an eligible lender designation by the Secretary of Education, which is selling participation interests in FFELP Loans to the Participant hereunder or, if the Lender is not designated as an eligible lender under the Higher Education Act, the Lender holds beneficial ownership of Eligible Loans through the Eligible Lender Trustee, which is an eligible lender under the Higher Education Act.

        "Lender's Retained Interest" means that portion of the income earned with respect to Eligible Loans covered by the Participation Certificate which is equal to zero basis points (0.0%), on an annualized basis, of the average quarterly aggregate principal balance of Eligible Loans covered by the Participation Certificate; provided, however, that if changes in the Higher Education Act subsequently reduce the interest rates, Special Allowance Payments or Interest Subsidy Payments, then the Lender's Retained Interest shall be reduced on a pro tanto basis.

        "Loan Purchase Agreement" means the Loan Purchase Agreement including all exhibits and schedules attached thereto, substantially in the form of Schedule A hereto.

        "Loan Purchase Regulations" means the rules and regulations of the Participant, as may be adopted by the Participant from time to time, which pertain to acquisition of participation interests hereunder, which shall incorporate all requirements specified in any indentures or other financing arrangements to which the Participant is subject.

        "Master Note" means a Master Promissory Note in the form mandated by
Section 432(m)(1)(D) of the Higher Education Act, as added by Pub. L. 105-244, ss. 427,112 Stat. 1702 (1998), as amended by Public Law No: 106-554 (enacted December 21, 2000) and as codified at 20 U.S.C. ss. 1082 (m)(1).

        "MPN Loan" means a FFELP Loan evidenced by a Master Note.

        "Participant" means NHELP-III, Inc., a Nevada corporation, and its successors and assigns.

        "Participation Certificate" means the master participation certificate in the form attached hereto as Schedule B.

        "Purchase Price" means ____% of the outstanding principal balance plus 100% of the accrued and unpaid interest thereon with respect to Eligible Loans covered by the Participation Certificate, each as of the date of purchase.

        "Secretary of Education" means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

        "Servicer" means, individually or collectively, (a) National Education Loan Network, Inc., and (b) any other organization with which the Borrower has entered into a Servicing Agreement with respect to Eligible Loans, with the prior written approval of the Administrative Agent.

        "Servicing Agreement" means the agreement in which a Servicer is engaged by the Participant to administer and service Eligible Loans covered in the Participation Certificate.

        "Special Allowance Payments" means special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act or similar allowances authorized from time to time by federal law or regulation.

        "Subservicer" means (a) Nelnet, Inc., (b) Sallie Mae Servicing L.P., (c) ACS Education Services, Inc., (d) Great Lakes Educational Loan Services, Inc. and (e) any other "Servicer" as defined in the Warehouse Note Purchase and Security Agreement.

        "Subservicing Agreement" shall have the meaning assigned to "Servicing Agreement" in the Warehouse Note Purchase and Security Agreement.

        "Trustee" means Wells Fargo Bank, National Association, acting in its capacity as trustee under the Warehouse Note Purchase and Security Agreement, and not in its individual capacity.

        "Warehouse Note Purchase and Security Agreement" means the Amended and Restated Warehouse Note Purchase and Security Agreement, dated as of March 1, 2004, among the Participant, as issuer, the Trustee, as trustee, Delaware Funding Company LLC, Park Avenue Receivables Company LLC, Three Rivers Funding Corporation, JPMorgan Chase Bank and Mellon Bank, N.A., and any amendments or supplements thereto made in accordance with its terms.

                                   ARTICLE II

                       PURCHASE OF PARTICIPATION INTEREST

        SECTION 2.01. PURCHASE OF PARTICIPATION INTEREST. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, during the Commitment Period, the Lender agrees to sell to the Participant, and the Participant agrees to purchase from the Lender, in an aggregate amount up to a maximum of the Commitment Amount, an undivided participation interest in 100% of the outstanding principal balance and accrued interest thereon of Eligible Loans and a portion of the income generated by the Eligible Loans as provided herein. The Participant shall pay to the Lender or its designee the Purchase Price for the participation interest in each Eligible Loan purchased hereunder, by wire transfer of immediately available funds, on such dates as the parties may mutually agree upon. The participation interest acquired by the Participant shall include the promissory note and related documents in connection with each participated Eligible Loan. The participation interest purchased by the Participant shall represent a participation interest in each and every Eligible Loan specifically identified in the Participation Certificate with respect thereto, and the parties agree that the Participant is not purchasing an interest in an undivided pool of Eligible Loans. It is the intention of the Lender that the transfer from the Lender to the Participant constitutes a true, absolute sale of the participation interest in Eligible Loans hereunder and that the ownership of such participation interests shall not become or be deemed to be property of the Lender for any purposes under applicable law. Except as expressly set forth in this Agreement, the sale of participation interests in Eligible Loans shall be without recourse to the Lender in connection with Borrowers' default on such Eligible Loans. If a Borrower defaults on an Eligible Loan, and the proceeds from the liquidation of the Eligible Loan are insufficient to pay the interest accrued on the Eligible Loan, interest shall be distributed on a pro rata basis between the Participant and the Lender based on the proportion of the basis points comprising the Lender's Retained Interest and the total basis points comprising the interest rate on the Eligible Loan.

        The Lender hereby authorizes the Participant to file a UCC-1 financing statement identifying the Lender as debtor/seller and the Participant as secured party/buyer and describing the participation interest in the Eligible Loans sold pursuant to this Agreement. The preparation or filing of such UCC-1 financing statement is solely for additional protection of the Participant's participation interest in the Eligible Loans and shall not be deemed to contradict the express intent of the Lender and the Participant that the transfer of participation interest in the Eligible Loans under this Agreement is an absolute assignment of such participation interest in the Eligible Loans and is not a transfer of such participation interest in the Eligible Loans as security for a debt.

        SECTION 2.02. PARTICIPATION CERTIFICATE. On the date of the initial sale of a participation interest with respect to a portfolio of Eligible Loans hereunder, or thereafter as mutually agreed upon by the parties hereto, the Lender shall execute and deliver to the Participant the Participation Certificate evidencing a 100% participation and beneficial ownership interest in Eligible Loans in that portfolio as identified in Schedule A attached to the Participation Certificate. The Lender shall attach or cause to be attached to the executed original Participation Certificate a schedule of the participated Eligible Loans, legal title to which shall be retained by the Lender (if an eligible lender under the Higher Education Act) or by the Eligible Lender Trustee. As the Lender sells additional participation interests in Eligible Loans to the Participant hereunder, no more frequently than on a monthly basis, the Lender shall issue (or cause to be issued) supplemental schedules to the Participant to be substituted and attached to the Participation Certificate. The participation interest shall be deemed to have been transferred to the Participant upon payment of the Purchase Price therefor, irrespective of whether such supplemental schedules are issued by the Lender. The Lender shall also perform any reasonable or necessary acts to perfect the Participant's ownership of the participation interest in Eligible Loans including, without limitation, providing notice to the Borrowers of the transfer of the participation interest if the Participant determines such acts are necessary to perfect such sale.

        SECTION 2.03. DISTRIBUTION OF PAYMENTS RECEIVED. Upon issuance of the Participation Certificate with respect to a particular portfolio of Eligible Loans, the Participant shall be entitled to 100% of payments and income earned with respect to the Eligible Loans covered by the Participation Certificate, less the Lender's Retained Interest which shall be deducted therefrom and paid to the Lender on a quarterly basis. The Lender shall pay for all origination fees payable to the Secretary of Education pursuant to the Higher Education Act and any other costs incidental to or associated with origination and Guarantee with respect to each of the Eligible Loans covered by the Participation Certificate. The Lender agrees to account and deliver to the Participant, or cause to be delivered to the Participant, all sums of principal, interest, Special Allowance Payments, Interest Subsidy Payments or other income received by the Lender on account of the Participant's participation interest in the Eligible Loans covered by the Participation Certificate during the term of this Agreement, less the Lender's Retained Interest.

        SECTION 2.04. SERVICING AND CONTROL OF ELIGIBLE LOANS. Subject to
Section 5.11 hereof, the Lender agrees that the Participant shall have the irrevocable right to service the Eligible Loans covered by the Participation Certificate under a Servicing Agreement or a Subservicing Agreement. The Participant shall cause a Servicer or a Subservicer to service and collect each of the Eligible Loans covered by the Participation Certificate under a Servicing Agreement or a Subservicing Agreement, in accordance with the terms of the Higher Education Act, and any rules and any regulations adopted by the applicable Guarantee Agency or the Secretary of Education. Each Servicer and Subservicer shall act at the direction of the Participant. The Lender shall promptly deliver the promissory notes and other documents evidencing or relating to the Eligible Loans covered in the Participation Certificate to the appropriate Servicer, Subservicer or its agent. The promissory notes and other documents evidencing or relating to the Eligible Loans covered in the Participation Certificate shall be retained by each Servicer, Subservicer or its agent for safekeeping as custodian in connection with a Servicing Agreement or a Subservicing Agreement for the benefit of the Lender and the Participant. Each Servicer or Subservicer shall segregate the Eligible Loans in a separate account for servicing purposes for the benefit of the Lender and the Participant. During the term of this Agreement, the Lender shall not (and shall cause the Eligible Lender Trustee to not) pledge, encumber, sell, transfer or otherwise dispose of any interest in any Eligible Loan covered by a Participation Certificate.

        SECTION 2.05. CONDITIONS OF PURCHASE. The Participant's obligation to purchase and pay for participation interests in Eligible Loans hereunder shall be subject to each of the following conditions precedent:

                (a) all representations, warranties and statements made by the Lender contained in this Agreement shall be true on the applicable date of purchase;

                (b) the Participant shall receive an opinion of the Lender's counsel dated as of the date of the first sale of Participation Certificates hereunder (covering such first sale and any other sale of Participation Certificates), in form and substance satisfactory to the

        Participant to the effect that (i) this Agreement has been duly authorized, executed and delivered by the Lender and constitutes the legal, valid, binding and enforceable obligation of the Lender; (ii) the Participation Certificate has been duly authorized, executed and delivered by the Lender; (iii) with respect to participation interests in all FFELP Loans in which participation interests are being acquired, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Lender; (iv) assuming the due execution and delivery thereof, each FFELP Loan in which a participation interest is acquired hereunder constitutes the legal, valid and binding obligation of the Borrower (and of each endorser, if any) thereof, enforceable in accordance with its terms; (v) to the knowledge of the Lender's counsel, the execution and delivery of this Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Lender or any agreement or instrument to which the Lender is a party or by which it is bound or constitute a default thereunder; (vi) to the knowledge of the Lender's counsel, the Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially or adversely affect the ability of the Lender to perform its obligations under this Agreement; (vii) no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state banking regulatory agency, is required in connection with the consummation of the transactions contemplated in this Agreement; (viii) this Agreement shall constitute a security agreement under [State of Nebraska] law and shall be effective to create, in favor of the Participant, a valid, perfected security interest in the Eligible Loans evidenced by each Participation Certificate sold hereunder; (ix) the Participant shall have a perfected security interest in the participation interests in Eligible Loans evidenced by the Participation Certificate subject to no prior liens, (x) that (A) if the Lender became a debtor under the United States Bankruptcy Code, 11 U.S.C.ss.ss.101 et seq., as amended (the "Bankruptcy Code"), (i) Section 541(a)(1) of the Bankruptcy Code would not apply to deem the participation interests in Eligible Loans transferred by the Lender to the Participant and the proceeds therefrom as property of the bankruptcy estate of the Lender and therefore (ii)
        Section 362(a) of the Bankruptcy Code would not apply to stay payment to the Participant or its assignees and (B) if the Lender became a debtor under the Bankruptcy Code, a court would not disregard the separate identity of the Participant so that the assets of the Participant would be consolidated with and become a part of the Lender's bankruptcy estate, (xii) if the Lender is a bank or saving association the deposits of which are insured by FDIC (a "Bank") and the FDIC were appointed as a receiver or conservator of such Bank, a court would not recharacterize the transfer and assignment of the participation interests in Eligible Loans to the Participant as a pledge to secure a borrowing rather than as a sale of the participation interests in Eligible Loans;

                (c) delivery by the Lender to the Participant on or before the applicable date of purchase of the Participation Certificate, original or supplemental schedules to the Participation Certificate listing and identifying each Eligible Loan in which a participation interest is being transferred to the Participant; UCC-1 Financing Statements evidencing the transfer from the Lender to the Participant, UCC Lien Searches, and UCC Termination Statements or Releases, if any, releasing any security interest granted by Lender in any Eligible Loan covered by the Participation Certificate; and

                (d) adequate funds are available to the Participant from the Warehouse Note Purchase and Security Agreement or otherwise which will finance the purchase of participation interests in Eligible Loans under this Agreement.

        SECTION 2.06.  REPURCHASE OBLIGATION.  If:

                (a) any representation or warranty made or furnished by the Lender in or pursuant to this Agreement with respect to a FFELP Loan (including Section 3.01 hereof) shall prove to have been materially incorrect;

                (b) the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim with respect to a FFELP Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments or Guarantee Payments) on account of any circumstance or event that occurred prior to the sale of the participation interest in such FFELP Loan to the Participant or the sale of such FFELP Loan to the Participant by and through its eligible lender trustee or after such sale if such refusal is due to any action of the Lender;

                (c) on account of any circumstance or event that occurred prior to the sale of a participation interest in a FFELP Loan to the Participant or the sale a FFELP Loan to the Participant by and through its eligible lender trustee or after such sale if such refusal is due to any action of the Lender, a defense is asserted by a Borrower (or endorser, if any) of the FFELP Loan with respect to a Borrower's obligation to pay all or any part of the FFELP Loan, and the Participant, in good faith, believes that the facts reported, if true, raise reasonable doubts as to the legal enforceability of such FFELP Loan; or

                (d) the instrument which the Lender purports to be a FFELP Loan is not, in fact, a FFELP Loan;

then the Lender shall repurchase the participation interest in such FFELP Loan or purported FFELP Loan upon the request of the Participant by paying the Participant the then outstanding principal balance of such FFELP Loan or purported FFELP Loan (or such greater amount as may be necessary to make the Participant whole), plus interest and applicable Interest Subsidy Payments and Special Allowance Payments with respect to such FFELP Loan or purported FFELP Loan to and including the date of repurchase, plus any amounts owed to the Secretary of Education with respect to the repurchased FFELP Loan or purported FFELP Loan, plus any attorney fees, legal expenses, court costs, servicing fees or other expenses incurred by the Participant in connection with such FFELP Loan or purported FFELP Loan, less the Lender's Retained Interest with respect to such FFELP Loan.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        SECTION 3.01. LENDER'S REPRESENTATIONS AND WARRANTIES. The Lender hereby represents, warrants and covenants to the Participant and the Administrative Agent as follows as of the date hereof and as of the date of each purchase hereunder:

                (a) All information furnished by the Lender to the Participant, or the Participant's agents, with respect to a FFELP Loan is true, complete and correct.

                (b) The amount of the unpaid principal balance of each FFELP Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any FFELP Loan which can be asserted and maintained or which, with notice, lapse of time or the occurrence or failure to occur of any act or event could be asserted and maintained by the Borrower against the Lender, the Eligible Lender Trustee or the Participant as assignee thereof. The Lender shall have taken all reasonable actions to assure that no Borrower under a FFELP Loan has or may acquire a defense to the payment thereof. No payment of principal or interest with respect to any FFELP Loan is, as of the date hereof, more than 90 days delinquent and no applicable payment of principal or interest with respect to any FFELP Loan will, at the date of the applicable Participation Certificate, be more than 90 days delinquent. No FFELP Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. Notwithstanding any provisions of the Higher Education Act that permits the Lender to charge an interest rate less than the applicable rate of interest, no FFELP Loan purchased hereunder shall bear interest at a rate lower than the applicable rate of interest; provided, however, that the Participant may approve, in its sole discretion, in writing, interest reductions which are part of a borrower repayment incentive program of the Lender, the terms of which have been fully described in detail and in writing to the Participant.

                (c) Each FFELP Loan has been duly executed and delivered and constitutes the legal, valid and binding obligations of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

                (d) Each FFELP Loan complies in all respects with the requirements of the Higher Education Act and is an Eligible Loan.

                (e) The Lender or the Eligible Lender Trustee has applied for and received the Secretary of Education's or a Guarantee Agency's designation, as the case may be, as an "eligible lender" under the Higher Education Act, and the Lender has entered into all agreements required to be entered into for participation in the Federal Family Education Loan Program under the Higher Education Act.

                (f) The Lender (and the Eligible Lender Trustee, if applicable) is the sole owner and holder of each FFELP Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances; no FFELP Loan has been pledged or assigned for any purpose; and each FFELP Loan is free of any and all liens, charges, encumbrances and security interests of any description. The Participant has a valid and perfected first priority ownership or security interest in the Pledged Collateral (as defined herein).

                (g) Each FFELP Loan is Guaranteed; such Guarantee is in full force and effect, is freely transferable as an incident to the sale of each FFELP Loan; all amounts due and payable to a Guarantee Agency have been or will be paid in full by the Lender, and none of the FFELP Loans has at any time been tendered to any Guarantee Agency for payment.

                (h) There are no circumstances or conditions with respect to any FFELP Loan, the Borrower thereunder or the creditworthiness of said Borrower that would reasonably cause prudent private investors to regard any of the FFELP Loans as an unacceptable investment, or adversely affect the value or marketability thereof or any applicable Guarantee.

                (i) Each FFELP Loan was made in compliance with all applicable local, State and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

                (j) The Lender has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of the Lender or any agreement or instrument to which the Lender is a party or by which it is bound or constitute a default thereunder, or conflict with any law, rule or regulation to which the Lender is subject; the Lender is not a party to or bound by any agreement or instrument or subject to any charter or other restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Lender to perform its obligations under this Agreement and this Agreement constitutes a valid and binding obligation of the Lender enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law, and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

                (k) The Lender is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

                (l) The Lender and its servicer have each exercised (and shall continue to exercise) due diligence and reasonable care in making, administering, servicing and collecting the FFELP Loans, and the Lender has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Agreement. The Lender shall be solely responsible for the payment of the costs and expenses incident to origination of FFELP Loans, without any right of reimbursement therefor from the Participant.

                (m) With respect to all Guaranteed Eligible Loans in which a participation interest is being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto; and the Lender is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

                (n) The Lender does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with the Lender, except as may be permitted under applicable laws; or (ii) discriminate on the basis of race, sex, color, creed or national origin.

                (o) The FFELP Loans are a representative sample of all student loans held by the Lender with respect to the educational institution attended by, or the age, sex, race, national origin or place of residence of, the Borrowers to whom such loans were made, or with respect to any other identifying characteristic of such Borrowers.

                (p) Each participation interest transferred to the Participant under this Agreement is a participation interest in a FFELP Loan which constitutes an Eligible Loan.

                (q) The fair salable value of the assets on a going concern basis of the Lender and its subsidiaries, on a consolidated basis, as of the time of each sale of participation interests hereunder is in excess of the total amount of their liabilities.

                (r) The Lender has carefully reviewed the Loan Purchase Regulations supplied by the Participant and has complied, and shall continue to comply, with all applicable Loan Purchase Regulations.

                (s) Each FFELP Loan in which a participation interest is purchased pursuant to this Agreement includes all Eligible Loans of any one Borrower held by the Lender.

                (t) The Lender hereby represents and warrants that the Lender is transferring all of its right title and interest in the MPN Loans to the Participant, that it has not assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that the Lender has reacquired) to any person other than the Participant, and that no prior holder of the MPN Loans has assigned any interest in such MPN Loans (other than security interests that have been released or ownership interests that such prior holder has reacquired) to any person other that a predecessor in title to the Lender. The Lender hereby covenants that the Lender shall not attempt to transfer to any other person any interest in any MPN Loan assigned hereunder.

                (u) No promissory note evidencing an Eligible Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.

                (v) Except as may have been disclosed by the UCC Lien Search required by Section 2.05(c) hereof for the Lender, no other financing statements or assignment filings naming the Lender as debtor or assignor under its legal name or trade names has been filed.

                (w) The transfer, assignment and conveyance of the participation interests in the Eligible Loans by the Lender pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. The Lender is not transferring the participation interests in the Eligible Loans with an actual intent to hinder, delay or defraud any of its creditors. The Lender is solvent, will not be rendered insolvent by the transfer of the participation interests in the Eligible Loans hereunder nor is aware of any pending insolvency of the Lender.

        SECTION 3.02. PARTICIPANT'S REPRESENTATIONS AND WARRANTIES. The Participant hereby represents and warrants to the Lender that the execution, delivery and performance of this Agreement by the Participant (a) has been duly authorized or ratified effective as of the date of execution by all necessary corporate action on the part of the Participant; (b) does not and will not conflict with, or result in a violation of, any applicable laws; (c) does not and will not require any consent or approval of any creditor or constitute a violation of or default under any agreement or instrument to which the Participant is a party or whereby any of its property may be bound; and (d) constitute a legal, valid and binding obligation of the Participant enforceable against the Participant in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors, and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

        SECTION 3.03. ORGANIZATIONAL JURISDICTION OF LENDER. The Lender shall not organize under the law of any jurisdiction other than the State under which is it organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) or, change its location for purposes of Section 9-307 of the applicable UCC, without giving 30 days prior written notice of such action to the Participant and the Administrative Agent. Before effecting such change, the Lender shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the Participant's interest in the FFELP Loans.

                                   ARTICLE IV

                                      TERM

        Section 4.01. Termination. The term of this Agreement shall be from the date first set forth above until the termination of the Commitment Period. If the Lender or the Eligible Lender Trustee transfers title to a specific Eligible Loan covered by the Participation Certificate to the Participant, the participation interest with respect to such transferred Eligible Loan shall terminate on the date of such transfer. Immediately upon termination (without renewal) of this Agreement and of the Participation Certificate, or any portion thereof, the Lender's Retained Interest, as then accrued and unpaid, shall be paid and if the Participant is not in material default of its obligations under this Agreement, the Lender shall immediately transfer to the Participant or its designee legal title to the Eligible Loans covered by the terminated portion of the Participation Certificate. At or prior to such transfer of legal title, the Lender shall execute and deliver to the Participant or its designee an executed Loan Purchase Agreement, together with all documents of transfer in connection therewith, between the Lender as seller and the Participant or its designee as purchaser, effective to transfer title to the Eligible Loans covered in the terminated portion of the Participation Certificate as of the termination of the participation, free and clear of any liens, encumbrances, pledges, or security interests of any nature. Title to an Eligible Loan which is partially disbursed as of the termination of this Agreement shall be transferred as described in the preceding sentence as soon as possible after such Eligible Loan is fully disbursed.

                                    ARTICLE V

                                OTHER PROVISIONS

        SECTION 5.01. INDEMNIFICATION. The Lender specifically acknowledges that the Participant will be making representations and warranties regarding the Eligible Loans based in part on the accuracy of the Lender's representations and warranties in this Agreement. The Lender agrees to indemnify and hold the Participant, the parties to the Warehouse Note Purchase and Security Agreement (together with each of their respective successors, assigns. officers, directors, agents and employees) harmless from and against any and all loss, liability, cost, damage or expense (including reasonable attorneys fees and costs of litigation) incurred by reason of any breach of the Lender's representations, warranties or covenants hereunder or any false or misleading representations or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Lender in connection herewith. This indemnity obligation shall survive execution of this Agreement and termination of the Commitment Period.

        SECTION 5.02. ASSIGNMENT. The rights of the Participant under this Agreement may be freely assigned or subparticipated, in whole or in part, without prior written consent of the Lender. The rights and obligations of the Lender under this Agreement may not be assigned in whole or in part without the prior written consent of the Participant. This Agreement shall be binding upon the parties hereto and their permitted successors and assigns. The Lender acknowledges that the Participant has assigned all of its right, title and interest in and to the Participation Certificate and this Agreement to the Trustee under the Warehouse Note Purchase and Security Agreement with the power and right to enforce the provisions thereof and hereof.

        SECTION 5.03. NO PARTNERSHIP. This Agreement shall not be construed to create a partnership or joint venture between the Lender and the Participant. The transaction evidenced by this Agreement is a loan participation transaction pursuant to which the Lender and the Participant are participating in the Eligible Loans.

        SECTION 5.04. AMENDMENT. This Agreement may be modified or otherwise amended only if such modification or amendment is in writing and signed by the Lender and the Participant. The parties agree to make such modifications or amendments to this Agreement from time to time as may be reasonably necessary to maintain compliance with the Higher Education Act.

        SECTION 5.05. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered with a written receipt from the recipient or mailed by certified United States mail, sufficient postage pre-paid, or sent by nationally recognized overnight delivery service such as Federal Express, addressed as follows:

        If to the Lender:                   [Name of Lender]
                                            [Address of Lender]
                                            Attention: __________

        If to the Participant:              NHELP-III, INC.
                                            121 South 13th Street, Suite 201
                                            Lincoln, Nebraska 68508
                                            Attention: Terry Heimes

        If to the Administrative Agent:     JPMorgan Chase Bank

                                            -------------------------
                                            -------------------------
                                            Attn:
                                                 -------------------

or to any such address as either party may direct in writing delivered to the other party as set forth herein. Notice shall be effective (a) if mailed or delivered, upon receipt, refusal of receipt or the date marked as uncollected, or (b) if sent by overnight delivery, the earlier of receipt of two business days after deposit with the delivery service.

        SECTION 5.06. CONTINUING REPRESENTATIONS AND OBLIGATIONS. The warranties and representations of the parties contained in Article III hereof and the repurchase obligation of the Lender contained in Section 2.06 hereof shall survive execution of this Agreement and termination of the Commitment Period and bind the parties hereto as continuing covenants.

        SECTION 5.07. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.
        Section 5.08. Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        SECTION 5.09. SEVERABILITY. If any provision of this Agreement shall be held, deemed to be or shall, in fact, be inoperative or unenforceable as applied to any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

        SECTION 5.10. NON-EXCLUSIVE REMEDIES. No remedy by the terms of this Agreement conferred upon or reserved to the Participant is intended to be exclusive of any other remedy, but each and every other remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction) or by statute on or after the date of this Agreement.

        SECTION 5.11. SERVICING. Each Eligible Loan covered by the Participation Certificate shall be serviced pursuant to a Servicing Agreement or a Subservicing Agreement for the life of such loan by a Servicer or Subservicer and shall not be removed from the servicing system of such Servicer or Subservicer, except as provided below. The Participant agrees that each FFELP Loan participated pursuant to this Agreement which is held by or on behalf of the Participant or any of the Participant's affiliates after the date of this Agreement shall be serviced by a Servicer under a Servicing Agreement or a Subservicing Agreement for a term of the life of such loan and shall not be removed from the servicing system of such Servicer or Subservicer; provided, however, that the Participant may engage a servicing agent other than a Servicer only if the Administrative Agent approves such servicing agent in writing and the Borrower attends an educational institution which expressly requires servicing of all student loans made to its students to be performed exclusively by a servicing agent other than a Servicer or Subservicer, and provided further, however, that the Participant may, at its option, require transfer of servicing to a new servicing agent as approved by the Administrative Agent upon a Servicer Event of Default (as defined in the Warehouse Note Purchase and Security Agreement), a material default under the appropriate Servicing Agreement or Subservicing Agreement or the insolvency or filing of bankruptcy by such Servicer or Subservicer.

        SECTION 5.12. TERMINATION OF AGREEMENT OR BANKRUPTCY OF LENDER. Upon the termination of this Agreement or the filing of bankruptcy or receivership by the Lender, the Lender shall cause title to each Eligible Loan covered by the Participation Certificate to be transferred by the Lender or the Eligible Lender Trustee to the Participant or its designee.

        SECTION 5.13. FURTHER ASSURANCES. The Lender shall, at its expense, execute all other documents and take all other steps as may be requested by the Participant from time to time to affect the sale of the participation interests in the FFELP Loans hereunder.

        SECTION 5.14. INFORMATION. The Lender shall, at its expense, furnish to the Participant such additional information concerning the Lender's FFELP Loan portfolio as the Participant may reasonably request.

        SECTION 5.15. SECURITY INTEREST. The parties to this Agreement intend that the conveyance of the Lender's right, title and interest in and to the FFELP Loans shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Lender to the Participant. The parties to this Agreement intend that the arrangements with respect to the participation interests in FFELP Loans shall constitute a purchase and sale of such participation interests and not a loan. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this Agreement shall constitute a loan and not a purchase and sale, the parties hereto intend that this Agreement would constitute a security agreement under applicable law and that the Lender shall be deemed to have granted, and hereby does grant (subject to the condition above), to the Participant a first priority perfected security interest in all of the Lender's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, money, deposit accounts, certificates of deposit, letters of credit, advices of credit and other property consisting of, arising from or related to the following collateral to secure the rights of the Participant hereunder and the obligations of the Lender hereunder (collectively, the "Pledged Collateral"):

                (a) all participation interests in FFELP Loans;

                (b) all revenues and recoveries of principal received with respect to any participation interests in FFELP Loans, including all borrower payments and reimbursements of principal and accrued interest on default claims received from any Guarantor;

                (c) any other revenues and recoveries of principal and interest received with respect to any participation interests in FFELP Loans, any other collection of cash with respect to such FFELP Loans (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) received and all other cash collections, tax refunds and other cash proceeds of the Pledged Collateral;

                (d) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such participation interests in FFELP Loans, whether pursuant to the contract related to such participation interests in FFELP Loans or otherwise;

                (e) all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to participation interests in FFELP Loans otherwise in respect of the Pledged Collateral; and

                (f) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, general intangibles, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables or other liquidated property which at any time constitute all or part or are included in the proceeds of any of the foregoing property).

        The Lender agrees that from time to time, at its expense, it will properly execute and deliver all further instruments and documents (including, without limitation, UCC-1 financing statements and custodian agreements with each Servicer or Subservicer, as appropriate), and take all further action that the Participant may reasonably request in order to perfect, protect or more fully evidence the Participant's interest in the Pledged Collateral or to enable the Participant to exercise or enforce any of its rights hereunder.

        SECTION 5.16. INFORMATION AND REPORTING. The Lender shall furnish to the
Participant: (a) upon execution of this Agreement, the Lender's most recent audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by the Lender, as well as the Lender's most recent unaudited financial statement and balance sheet; (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Lender, an updated audited financial statement prepared in accordance with generally accepted accounting principles and duly certified by nationally recognized independent certified public accountants selected by the Lender; and
(c) such other financial information as the Participant may reasonably request from time to time. The Lender shall verify and reconcile Eligible Loan disbursements and cancellations of Eligible Loans covered by the Participation Certificate, in such manner as the Participant may reasonably request from time to time. The Lender shall furnish to the Participant a certificate of good standing and a certified copy of resolutions of the Lender's board of directors approving and authorizing execution and performance of this Agreement and all ancillary documents with respect thereto in a form reasonably satisfactory to the Participant.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by officers duly authorized as of the day first above written.

                                 NHELP-III, INC.



                                 By
                                    --------------------------------------------
                                 Name:
                                        ----------------------------------------
                                 Title:
                                         ---------------------------------------


                                [NAME OF LENDER]



                                 By
                                    --------------------------------------------
                                 Name:
                                        ----------------------------------------
                                 Title:
                                         ---------------------------------------

                      SCHEDULE A TO PARTICIPATION AGREEMENT

                         FORM OF LOAN PURCHASE AGREEMENT

                      SCHEDULE B TO PARTICIPATION AGREEMENT

                        FORM OF PARTICIPATION CERTIFICATE


                            PARTICIPATION CERTIFICATE

        Pursuant to that certain Participation Agreement (the "Agreement") dated ____________, 20___, by and between NHELP-III, Inc. (the "Participant") and [Name of Lender] (the "Lender"), the Lender hereby issues and delivers this Participation Certificate to evidence the Participant's participation interests in student loans guaranteed under the Higher Education Act of 1965, as amended, which are identified by the schedule marked as Schedule "A," attached hereto and incorporated herein by this reference, which may be amended or supplemented from time to time, which loans or interests therein are owned by the Lender and are serviced by _______________ and designated a separate account, in accordance with the terms of the Agreement. This Participation Certificate shall be governed, in all respects, by the Agreement, the terms of which are incorporated herein by this reference as if fully stated herein.

                                [NAME OF LENDER]



                                By
                                   --------------------------------------------
                                Name:
                                       ----------------------------------------
                                Title:
                                        ---------------------------------------

 Accepted this ______ day of _____________, 20____.

                                 NHELP-III, INC.



                                 By
                                   ---------------------------------------------
                                 Name:
                                        ----------------------------------------
                                 Title:
                                         ---------------------------------------

                     SCHEDULE A TO PARTICIPATION CERTIFICATE

                                SCHEDULE OF LOANS

                                    EXHIBIT M

                                PREMIUM SCHEDULE


--------------------------------------- ---------------------------------------------
  Average Principal Balance Ranges of         Maximum Note Purchase Percentage
    Eligible Loans to be Purchased
------------------------------------- ----------------------------------------------
        Low                 High      Non-Consolidation Loans   Consolidation Loans
-------------------- ---------------- ------------------------ ---------------------
           $0               $4,000             100.000%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $4,001               $4,750             100.000%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $4,751               $5,250             100.750%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $5,251               $5,750             101.000%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $5,751               $6,250             101.250%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $6,251               $6,750             101.500%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $6,751               $7,250             101.500%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $7,251               $7,750             101.750%             100.000%
-------------------- ---------------- ------------------------ ---------------------
       $7,751               $8,750             102.000%             100.250%
-------------------- ---------------- ------------------------ ---------------------
       $8,751               $9,750             102.000%             100.750%
-------------------- ---------------- ------------------------ ---------------------
       $9,751              $11,750             102.250%             101.500%
-------------------- ---------------- ------------------------ ---------------------
      $11,751              $15,000             102.250%             102.000%
-------------------- ---------------- ------------------------ ---------------------
      $15,001              $20,000             102.500%             102.250%
-------------------- ---------------- ------------------------ ---------------------
      $20,001              $25,000             102.500%             102.250%
-------------------- ---------------- ------------------------ ---------------------
      $25,001              $30,000             102.500%             102.500%
-------------------- ---------------- ------------------------ ---------------------
      $30,001               and up             102.500%             102.500%
-------------------- ---------------- ------------------------ ---------------------

                                   SCHEDULE I

                           COMMITMENT AMOUNT SCHEDULE


              Note Purchaser                       Commitment Amount

Delaware Funding Company LLC                              ___%
Park Avenue Receivables Company LLC                       ___
Three Rivers Funding Corporation                          ___

                                   SCHEDULE II
                          TRUSTEE GUARANTEE AGREEMENTS


               (a) the Lender Agreements for Guarantee of Student Loans with Federal Reinsurance between the Trustee and the Nebraska Student Loan Program, Inc., as amended;

               (b) the Agreement to Guarantee Loans between the Trustee and United Student Aid Funds, as amended;

               (c) the Lender Participation Agreement between the Trustee and the Colorado Student Loan Program, as amended;

               (d) the Student Loan Guaranty between the Trustee and Great Lakes Higher Education Guaranty Corporation, as amended;

               (e) the Lender Agreement for Guarantee of Student Loans with Federal Reinsurance between the Trustee and Education Assistance Corporation, as amended;

               (f) the Lender Participation Agreement and Contract of Insurance between the Trustee and Kentucky Higher Education Assistance Authority, as amended;

               (g) the Holder Agreement for Payment on Guarantee of Student Loans with Federal Reinsurance between the Trustee and Educational Credit Management Corporation, as amended;

               (h) the Agreement to Endorse Loans between the Trustee and Oklahoma Guaranteed Student Loan Program, as amended;

               (i) the Lender Participation Agreement between the Trustee and Texas Guaranteed Student Loan Program, as amended;

               (j) the Agreement to Guarantee Loans for Secondary Market between the Trustee and Student Loan Guarantee Foundation of Arkansas, Inc., as amended;

               (k) the Loan Holder Agreement between the Trustee and Georgia Higher Education Assistance Corporation, as amended;

               (l) the Lender Agreement between the Trustee and Illinois Student Assistance Commission, as amended;

               (m) the Loan Guarantee Agreement with Lending Institution between the Trustee and New York State Higher Education Services Corporation, as amended;

               (n) the Lending Institution Participation Agreement and Federal Consolidation Loans Lender Participation Agreement between the Trustee and Florida Department of Education, Office of Student Financial Assistance, as amended;

               (o) the Agreement with Lender between the Trustee and Connecticut Student Loan Foundation, as amended;

               (p) the Participation Agreement and Agreement to Guarantee Consolidation Loans between the Trustee and Louisiana Student Financial Assistance Commission, as amended;

               (q) the Guaranty Loan Agreement between the Trustee and State of New Jersey Higher Education Student Assistance Authority, as amended;

               (r) the Lender Agreement for Guarantee of Student Loans with Federal Reinsurance and Eligible Holder Agreement between the Trustee and Pennsylvania Higher Education Assistance Agency, as amended;

               (s) the Memorandum of Understanding between the Trustee and Tennessee Student Assistance Corporation, as amended;

               (t) the Agreement to Guarantee Loans between the Trustee and the Finance Authority of Maine, as amended;

               (u) the Guarantee Agreement between Massachusetts Higher Education Assistance Corporation doing business as American Student Assistance and the Trustee, as amended;

               (v) the Agreement between the Trustee and California Student Aid Commission, as amended;

               (w) the Agreement to Guarantee Federal Family Education Loans between the Trustee and Montana Guaranteed Student Loan Program, as amended

               (x) the Agreement to Guarantee Loans between the Trustee and Northwest Education Loan Association, as amended;

               (y) the Agreement to Guarantee Federal Stafford Loans between the Trustee and Missouri Coordinating Board for Higher Education, as amended

               (z) Agreement to Guaranty Loans between the Trustee and Michigan Higher Education Assistance Authority, as amended;

               (aa) Agreement to Endorse Federal Stafford and Federal Plus Loans between the Trustee and Oregon State Scholarship Commission; and

               (bb) any other guarantee or agreement issued by any Guarantor to the Trustee, and any amendment thereto entered into in accordance with the provisions thereof and the Agreement.